                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                         DUANE READE INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                                     [LOGO]

                                440 NINTH AVENUE
                            NEW YORK, NEW YORK 10001

Dear Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders (the "1999 Annual Meeting") of DUANE READE INC., a Delaware corporation ("Duane Reade"), to be held on Thursday, May 6, 1999, at 2:00 p.m., Eastern Standard time at Duane Reade's distribution facility, 55-02 55th Avenue, New York, New York 11378.

    At the 1999 Annual Meeting, you will be asked to consider and vote upon the following matters, all of which are described more completely in the accompanying Proxy Statement:

        1. To elect six persons to Duane Reade's Board of Directors to serve for a term of one year and until the election and qualification of their respective successors;

        2. To approve Duane Reade's 1997 Equity Participation Plan, as amended, to increase the number of shares of Common Stock authorized for issuance over the term of the Plan by 650,000 shares;

        3. To approve an amendment to Duane Reade's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock to 75,000,000; and

        4. To transact such other business as may properly come before the 1999 Annual Meeting and any adjournments or postponements thereof.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NOMINEES NAMED IN THE PROXY STATEMENT, FOR THE PROPOSAL TO APPROVE THE 1997 EQUITY PARTICIPATION PLAN, AS AMENDED, AND FOR THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION.

    Only Stockholders of record at the close of business on April 5, 1999 are entitled to notice of, and to vote at, the 1999 Annual Meeting.

    We urge you to review carefully the Proxy Statement. We hope you will attend the 1999 Annual Meeting. However, whether or not you plan to attend the 1999 Annual Meeting, it is important that your shares are represented. Accordingly, please complete, sign and date the enclosed proxy and return it in the enclosed prepaid envelope. If you are present at the 1999 Annual Meeting you may, if you wish, withdraw your proxy and vote in person.

                                      Very truly yours,

                                      /s/ Anthony J. Cuti

                                      Anthony J. Cuti, Chairman of the Board of
                                      Directors,
                                      Chief Executive Officer and President

April 14, 1999

       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 6, 1999

                                DUANE READE INC.
                                440 NINTH AVENUE
                            NEW YORK, NEW YORK 10001

To the Stockholders of DUANE READE INC.:

    The Annual Meeting of Stockholders (the "1999 Annual Meeting") of DUANE READE INC., a Delaware corporation, will be held at Duane Reade's distribution facility, 55-02 55th Avenue, Maspeth, New York 11378, on Thursday, May 6, 1999, at 2:00 p.m., Eastern Standard time for the following purposes:

        1. To elect six persons to Duane Reade's Board of Directors to serve for a term of one year and until the election and qualification of their respective successors;

        2. To approve Duane Reade's 1997 Equity Participation Plan, as amended, to increase the number of shares of Common Stock authorized for issuance over the term of the Plan by 650,000 shares;

        3. To approve an amendment to Duane Reade's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock to 75,000,000; and

        4. To transact such other business as may properly come before the 1999 Annual Meeting and any adjournments or postponements thereof.

    The Board of Directors of Duane Reade has fixed the close of business on April 5, 1999 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the 1999 Annual Meeting or any adjournments or postponements thereof. Only stockholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the 1999 Annual Meeting and any adjournments or postponements thereof.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NOMINEES NAMED IN THE PROXY STATEMENT, FOR THE PROPOSAL TO APPROVE THE 1997 EQUITY PARTICIPATION PLAN, AS AMENDED, AND FOR THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION.

    Whether or not you plan to attend the 1999 Annual Meeting, please complete, sign, date and return promptly the enclosed form of proxy. A return envelope is enclosed for your convenience and requires no postage for mailing in the United States.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/ William J. Tennant

                                              William J. Tennant, Secretary
                                              DUANE READE INC.

April 14, 1999

                                DUANE READE INC.
                                440 Ninth Avenue
                            New York, New York 10001

                                  INTRODUCTION

    This Proxy Statement is furnished to the stockholders of Duane Reade Inc., a Delaware Corporation (the "Company"), in connection with the solicitation of proxies on behalf of the Company's Board of Directors (the "Board of Directors") to be voted at the 1999 Annual Meeting of Stockholders (the "1999 Annual Meeting") to be held on Thursday, May 6, 1999 at 2:00 p.m., Eastern Standard time at the Company's distribution facility, 55-02 55th Avenue, Maspeth, New York 11378, or at such other time and place to which the 1999 Annual Meeting may be adjourned, for the purposes set forth in the accompanying Notice of Meeting. This Proxy Statement and Notice of Meeting and the related proxy card are first being mailed to stockholders beginning on or about April 14, 1999. The Company's principal executive office is located at 440 Ninth Avenue, New York, New York, 10001.

                                  RECORD DATE

    The Board of Directors has fixed the close of business on April 5, 1999 as the record date (the "Record Date") for the 1999 Annual Meeting. Only stockholders of record on that date are entitled to vote at the meeting in person or by proxy.

                                    PROXIES

    Anthony J. Cuti and William J. Tennant were appointed by the Board of Directors to vote the shares represented by the proxy card. Upon receipt by the Company of a properly signed and dated proxy card, the shares represented thereby will be voted in accordance with the instructions on the proxy card. If a stockholder does not return a signed proxy card, his or her shares cannot be voted by proxy. Stockholders are urged to mark the boxes on the proxy card to show how their shares are to be voted.

    IF A STOCKHOLDER RETURNS A SIGNED PROXY CARD WITHOUT MARKING THE BOXES, THE SHARES REPRESENTED BY THE PROXY CARD WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS HEREIN AND ON THE PROXY CARD:

        (I) FOR THE ELECTION OF THE PERSONS NAMED UNDER "ELECTION OF DIRECTORS" AS NOMINEES FOR ELECTION AS DIRECTORS OF THE COMPANY (EACH A "NOMINEE" AND, COLLECTIVELY, THE "NOMINEES") FOR TERMS TO EXPIRE ON THE DATE OF THE FIRST ANNUAL MEETING OF THE COMPANY'S STOCKHOLDERS FOLLOWING THE 1999 ANNUAL MEETING,

        (II) FOR THE PROPOSAL TO APPROVE THE 1997 EQUITY PARTICIPATION PLAN, AS AMENDED, AND

       (III) FOR THE PROPOSAL TO AMEND THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED.

    The proxy card also confers discretionary authority on the proxies to vote on any other matter not presently known to the Board of Directors that may properly come before the meeting or any adjournment thereof. Any proxy delivered pursuant to this solicitation is revocable at the option of the person(s) executing the same (i) upon receipt by the Company before the proxy is voted of a duly executed proxy bearing a later date, (ii) by written notice of revocation to the Secretary of the Company received before the proxy is voted or (iii) by such person(s) voting in person at the 1999 Annual Meeting. Duly executed proxies in the form enclosed, unless properly revoked, will be voted at the 1999 Annual Meeting.

    The expenses incidental to the preparation and mailing of this proxy material are being paid by the Company. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to stockholders. To assure that a quorum will be present in person or by proxy at the Annual Meeting, it may be necessary for certain officers, directors, employees or other agents of the Company to solicit proxies by telephone, facsimile or other means or in person. No other solicitation currently is planned beyond the mailing of this proxy material to stockholders and to brokerage firms, nominees, custodians and fiduciaries, who may be requested to forward the proxy materials to the beneficial owners of shares held of record by them.

                       VOTING SHARES AND QUORUM REQUIRED

    On the Record Date, the Company had outstanding 17,113,935 shares of Common Stock, par value $.01 per share (the "Common Stock"). Holders of Common Stock on the Record Date are entitled to one vote per share on all matters submitted to a vote of stockholders. The presence in person or by proxy of the holders of a majority of the issued and outstanding Common Stock, excluding Common Stock held by the Company, is necessary to constitute a quorum at the 1999 Annual Meeting.

    The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the 1999 Annual Meeting is required to elect the Directors, and a majority of the shares of Common Stock represented is required to approve the proposal to amend the 1997 Equity Participation Plan. The proposal to approve the increase in the number of authorized shares of Common Stock requires the affirmative vote of a majority of the outstanding shares of Common Stock. Business that might have been transacted at the 1999 Annual Meeting as originally called may be conducted at any adjournment at which the requisite quorum is present.

    Pursuant to the laws of the State of Delaware, the inspectors of the election will not count shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by brokers or nominees that are represented at the 1999 Annual Meeting, but with respect to which the broker or nominee is not empowered to vote on a particular proposal) as votes cast with respect to the election of Directors, and therefore, neither abstentions nor broker non-votes will affect the election of Nominees. With respect to all other proposals scheduled to come before the 1999 Annual Meeting, abstentions with respect to a particular proposal will have the effect of a vote against such proposal. Broker non-votes, however, will be treated as unvoted for purposes of determining approval of such proposal and will not be counted as votes for or against such proposal.

                            MATTERS TO BE VOTED UPON

1.  ELECTION OF DIRECTORS

    The Company's by-laws (the "By-laws") provide for no fewer than two nor more than fourteen directors, as determined by the Board of Directors, which has fixed the number of directors at six. Each of these directors will be elected at the 1999 Annual Meeting to serve for a term of one year, or until their successors are elected and qualified.

    Each of the Nominees has indicated a willingness to serve as a member of the Board of Directors if elected. If any of the Nominees should become unavailable prior to the 1999 Annual Meeting, the proxy will be voted for a substituted Nominee or Nominees designated by the Board of Directors. The information provided below with respect to the Nominees is as of the Record Date.

    The names of the Nominees for election as directors are listed below, together with certain personal information as at April 5, 1999, including the present principal occupation and recent business experience of each Nominee. Each of the Nominees currently serves on the Board of Directors. There are no family relationships among any of the Company's current directors, executive officers or the Board's proposed Nominees.

                                                                                                                  DIRECTOR
NAME, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS                                                      AGE         SINCE
--------------------------------------------------------------------------------------------------      ---      -----------

Anthony J. Cuti...................................................................................          53         1996

Mr. Cuti has been President and Chief Executive Officer of the Company since April 1996. Prior to joining the Company, Mr. Cuti served as President and as a member of the Board of Directors of
Supermarkets General and Pathmark from 1993 to 1996 and, prior to being named President of
Supermarkets General and Pathmark, Mr. Cuti was Executive Vice President and Chief Financial
Officer of Supermarkets General. From 1984 to 1990, he was the Chief Financial Officer of the
Bristol-Myers International Group of the Bristol-Myers Company and prior to that was employed by the Revlon Corporation.

Nicole S. Arnaboldi...............................................................................          40         1997

Ms. Arnaboldi is a Managing Director of DLJ Merchant Banking II, Inc. ("DLJMB"). She joined the
DLJ Merchant Banking Group in March 1993 after six years with The Sprout Group, the venture capital affiliate of Donaldson Lufkin & Jenrette Securities Corporation ("DLJ").

David L. Jaffe....................................................................................          40         1997

Mr. Jaffe is a Managing Director of DLJMB. Mr. Jaffe joined DLJ in 1984 and became a Managing
Director of DLJMB in 1995. He currently sits on the Board of Directors of each of OSF, Inc.,
Target Media Partners (Toronto Stock Exchange), Terra Nova Group (New York Stock Exchange) and
Brand Scaffold Services, Inc.

Andrew J. Nathanson...............................................................................          41         1997

Mr. Nathanson is a Managing Director of DLJ. Mr. Nathanson joined DLJ in 1989 from Drexel Burnham
Lambert and has been a Managing Director of DLJ since 1991. Mr. Nathanson also serves on the Board of Directors of Specialty Foods Corporation.

Kevin Roberg......................................................................................          48         1998

Mr. Roberg is currently a private investor. From 1995 to 1998, Mr. Roberg served as Chief
Executive Officer and President of ValueRx. Prior to serving in this position, Mr. Roberg served as Chief Executive Officer and President of Medintell Systems Corporation, which was acquired by
ValueRx in 1995. From 1994 to 1995, Mr. Roberg served as President-- Western Health Plans and
President--PRIMExtra, Inc. for EBP Health Plans, Inc. Mr. Roberg served as Division President and
Chief Operating Officer of Diversified Pharmaceutical Services (a subsidiary of United HealthCare
Corporation) from 1990 to 1994.

David W. Johnson..................................................................................          67         1998

Since 1993, Mr. Johnson has served as Chairman of the Board of Campbell Soup Company (New York
Stock Exchange). Prior and in addition to holding this position, Mr. Johnson served as President and Chief Executive Officer of Campbell Soup Company from 1990 to 1997. Mr. Johnson also serves on the Board of Directors of Colgate Palmolive Company (New York Stock Exchange).

    ELECTION OF THE NOMINEES REQUIRES THE AFFIRMATIVE VOTE OF OF A MAJORITY OF THE SHARES OF COMMON STOCK HELD BY HOLDERS PRESENT AT THE 1999 ANNUAL MEETING. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THE FOREGOING NOMINEES FOR ELECTION AS DIRECTORS AND URGES EACH STOCKHOLDER TO VOTE "FOR" ALL NOMINEES.

2.  PROPOSAL TO APPROVE THE 1997 EQUITY PARTICIPATION PLAN, AS AMENDED.

    The Board recommends that the stockholders of the Company vote to approve the Company's 1997 Equity Participation Plan, as amended by the First Amendment thereto (the "Equity Plan"). The Board and the Company's stockholders previously approved the Equity Plan in 1997 immediately prior to the Company's initial public offering. Taking into account applicable changes to the Company's capitalization, a total of 1,321,181 shares of Common Stock were originally reserved for issuance under the Equity Plan when it was adopted in 1997.

    By the terms of the Equity Plan, the Board may amend the Equity Plan from time to time with respect to the number of shares reserved for issuance under the Equity Plan, subject to stockholder approval. The Board believes it is in the best interests of the Company to continue to incentivize its employees, consultants, and directors who are not employees of the Company ("Independent Directors") by granting options, awards of restricted stock, performance awards, dividend equivalents, awards of deferred stock, stock payments or stock appreciation rights ("Awards") as part of their overall compensation, and that an increase in the number of available shares is needed to permit the Company to continue to grant options under the Equity Plan. As of December 15, 1998, options to purchase 1,228,722 shares of Common Stock had been issued under the Equity Plan, and only 92,409 shares remained available for additional grants. Accordingly, on December 15, 1998, the Board approved the First Amendment to the Plan, subject to stockholder approval, increasing the aggregate number of shares of Common Stock which may be issued under the Equity Plan to 1,971,181. Following the approval by the Board of the First Amendment to the Plan, on March 23, 1999, the Compensation Committee approved the following option grants, subject to stockholder approval: options to purchase 180,000 shares of Common Stock to Mr. Cuti, options to purchase 75,000 shares of Common Stock to Mr. Charboneau, options to purchase 60,000 shares of Common Stock to Mr. Ray, options to purchase 20,000 shares of Common Stock to Mr. Tennant and options to purchase an aggregate of 115,000 shares of Common Stock to certain other employees of the Company, each at an exercise price of $25.625 per share. On March 23, 1999, the closing price of Common Stock on the New York Stock Exchange was $25.625 per share. As of March 23, 1999, options to purchase 1,688,772 shares of the Common Stock had been issued under the Equity Plan.

    DESCRIPTION OF THE EQUITY PLAN

    The principal features of the Equity Plan are summarized below, but the summary is qualified in its entirety by reference to the Equity Plan itself. Copies of the Equity Plan can be obtained by making written request of the Company's Secretary.

    ADMINISTRATION. The Compensation Committee of the Board (the "Compensation Committee") has the authority to conduct the general administration of the Equity Plan. Under the terms of the Equity Plan, the Compensation Committee consists of two or more Independent Directors, appointed by the Board, each of whom must be both a "non-employee director" as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"), and an "outside director" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Compensation Committee has the power to interpret the Equity Plan and any Award agreement entered into under the Equity Plan, as well as to adopt, amend and rescind rules for the administration, interpretation, and application of the Equity Plan. The full Board conducts the general administration of the Equity Plan with respect to options granted to Independent Directors. In addition, the Board, in its absolute discretion, may at any time, and from time to time, exercise any and all rights and duties of the Compensation Committee under the Equity Plan, except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code are required to be determined in the sole discretion of the Compensation Committee.

    ELIGIBILITY. The Compensation Committee, in its sole discretion, may from time to time grant Awards to any number of key employees or consultants of the Company (or any subsidiary of the Company). The Compensation Committee determines at the time of each grant the number of shares subject to such

Awards. In addition, the Board, in its sole discretion, may from time to time grant non-qualified stock options to any Independent Director. Subject to the terms of the Equity Plan, the Board determines at the time of each such Independent Director option grant the number of shares subject to such options. Independent Directors are not eligible to receive any Awards other than non-qualified stock options.

    The maximum number of shares that may be granted under the Equity Plan to any employee, consultant or Independent Director in any calendar year cannot exceed 480,429. Expired or canceled Awards which have not been fully exercised before expiration or cancellation may be granted again by the Company under the Equity Plan. There are presently two Independent Directors and approximately 175 key employees and consultants eligible to receive options under the Equity Plan. As consideration for the receipt of an Award, the employee, consultant or Independent Director must agree to render faithful and efficient services to the Company and its subsidiaries.

    PAYMENT FOR SHARES. The exercise or purchase price for all options and other Awards that provide a right to acquire Common Stock, together with all taxes required to be withheld, must be paid in one of the following manners: (i) in full in cash at the time of exercise or purchase, (ii) with the approval of the Compensation Committee (or the Board, in the case of options granted to Independent Directors), in whole or in part in Common Stock owned by the recipient (or issuable upon exercise of the option) valued at its fair market value on the date of exercise or through delivery of other property which constitutes good and valuable consideration, (iii) through delivery of a recourse promissory note bearing interest payable to the Company, (iv) through delivery of a notice that the optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the option and that the broker has been directed to pay the net proceeds of the sale to the Company in satisfaction of the exercise price, or (v) by a combination of the foregoing. In addition, the Compensation Committee (or the Board, in the case of options granted to Independent Directors) may in its discretion allow a delay in payment of up to thirty days from the date the option, or portion thereof, is exercised.

    AWARDS UNDER THE EQUITY PLAN. Each Award will be set forth in a separate agreement with the person receiving the Award and will indicate the type, terms and conditions of the Award.

    NonQualified Stock Options ("NQSOs"). NQSOs will provide for the right to purchase Common Stock at a specified price that, except with respect to NQSOs intended to qualify as performance-based compensation under Section 162(m) of the Code, may be less than fair market value on the date of grant (but not less than par value), and usually will become exercisable (as determined by the Committee (or the Board, in the case of NQSOs granted to Independent Directors), in one or more installments after the grant date, subject to the participant's continued employment or services with the Company and/or subject to the satisfaction of individual or Company performance targets established by the Compensation Committee (or the Board, in the case of NQSOs granted to Independent Directors). NQSOs may be granted for any term specified by the Compensation Committee (or the Board, in the case of NQSOs granted to Independent Directors).

    Incentive Stock Options ("ISOs"). ISOs are designed to comply with certain restrictions contained in the Code. Among such restrictions, ISOs must have an exercise price not less than the fair market value of a share of Common Stock on the date of grant, may only be granted to employees and must expire within a specified period of time following the optionee's termination of employment; but may be subsequently modified to be disqualified from treatment as ISOs. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of stock of the Company, the Equity Plan provides that the exercise price must be at least 110% of the fair market value of a share of Common Stock on the date of grant and that the ISO must expire upon the fifth anniversary of the date of its grant. Subject to certain Code limitations, ISOs will become exercisable as determined by the Compensation Committee.

    Restricted Stock. Restricted stock may be sold to employees and consultants at various prices (but not below par value) and made subject to such restrictions as may be determined by the Compensation Committee. In general, restricted stock may be repurchased by the Company at the original purchase price if the specified conditions or restrictions are not met and may not be sold or otherwise transferred or hypothecated until restrictions are removed or expire. Purchasers of restricted stock, unlike recipients of options, will have voting rights and will receive dividends prior to the time the restrictions lapse.

    Deferred Stock. Deferred stock may be awarded to employees and consultants, typically without payment of consideration, subject to vesting conditions based on continued employment or on performance criteria established by the Compensation Committee. Like restricted stock, deferred stock may not be sold or otherwise transferred or hypothecated until vesting conditions are removed or are satisfied. Unlike restricted stock, however, deferred stock will not be issued until the deferred stock award has vested, and recipients of deferred stock generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.

    Stock Appreciation Rights ("SARs"). SARs may be granted to employees and consultants in connection with stock options or other Awards or separately. SARs granted in connection with stock options or other Awards typically provide for payments to the holder based upon increases in the price of Common Stock over the exercise price of the related option or other Award, but, alternatively, such SARs may provide for payments based upon criteria such as book value. Except as required by Section 162(m) of the Code with respect to an SAR intended to qualify as performance-based compensation and except for any restrictions that may be imposed by the Compensation Committee in the SAR Agreement, there are no restrictions specified in the Equity Plan on the amount of gain realizable from the exercise of SARs. The Compensation Committee may elect to make SAR payments in cash or in Common Stock or in a combination of both.

    Dividend Equivalents. Dividend equivalents represent the value of the dividends per share paid on Common Stock and may be granted to employees and consultants in connection with any number of shares subject to another Award (such as an option or SAR) held by such individual. The Compensation Committee may elect to pay dividend equivalents in cash or in Common Stock or in a combination of both.

    Performance Awards. Performance awards may be granted by the Compensation Committee to employees and consultants on an individual or group basis. Generally, these Awards will be based upon specific performance targets and may be paid in cash or in Common Stock or in a combination of both. The value of performance awards may be linked to market value, book value, net profits or other measure of the value of Common Stock or other performance criteria over a predetermined period.

    Stock Payments. Stock payments may be awarded by the Compensation Committee to employees and consultants in the form of shares of Common Stock or an option or other right to purchase Common Stock as part of a deferred compensation arrangement or otherwise in lieu of or in addition to all or any part of compensation, including bonuses, that would otherwise be payable in cash to the employee or consultant.

    MERGER, CONSOLIDATION AND OTHER EVENTS. The Equity Plan provides the Compensation Committee (or the Board, in the case of options granted to Independent Directors) discretion to amend the terms (such as exercise price, number shares and vesting) of outstanding Awards and future grants that may be made under the Equity Plan upon the occurrence of a recapitalization, stock split, reorganization, merger, consolidation, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company or other similar corporate event. In addition, the Equity Plan further provides that in any event, upon the occurrence of a "Sale of the Company" (as defined in the Equity Plan) all outstanding Awards shall become immediately exercisable, vested or payable, as applicable, unless any such Award is otherwise assumed by a successor to the Company or replaced by a similar right with respect to securities of the successor entity or subject to other limitations imposed at the time of grant.

    FEDERAL INCOME TAX CONSEQUENCES

    The following discussion summarizes U.S. federal tax treatment of options granted under the Equity Plan under federal tax laws currently in effect. The rules governing the tax treatment of options are quite technical and the following discussion is necessarily general in nature and does not purport to be complete.

The statutory provisions and interpretations described below are, of course, subject to change, and their application may vary in individual circumstances.

    INCENTIVE STOCK OPTIONS. Generally, an optionee recognizes no taxable income when an ISO which meets the requirements set forth in Section 422 of the Code is granted to him or when that ISO is exercised by him. Upon exercise of such ISO, however, the optionee's alternative minimum taxable income will generally include the amount by which the fair market value of the Common Stock acquired at the time of exercise exceeds the option exercise price. If the optionee holds the shares acquired upon exercise of ISO for at least two years after the date of grant and for at least one year after the date of exercise (the "Holding Period"), the difference between the sale price and exercise price upon subsequent disposal of the shares will be treated as long term capital gain or loss. If the optionee disposes of the shares without holding such shares for the appropriate period (a "Disqualifying Disposition"), at the time of such Disqualifying Disposition the optionee will generally recognize ordinary income in an amount equal to the fair market value of the Common Stock on the date of exercise over the option exercise price. Any gain in excess of this amount will be taxed as capital gain. If the optionee does not hold the shares for the Holding Period, and the sale price is below the exercise price, the difference between the amount realized on the sale and exercise price is treated as a loss.

    NONQUALIFIED STOCK OPTION. There is no taxable income to an optionee when a NQSO is granted to him. However, upon exercise of the NQSO, the optionee will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares of Common Stock acquired upon exercise, determined on the date of exercise, over the aggregate exercise price of such NQSO. An optionee's basis for the shares of Common Stock acquired upon exercise for purposes of determining his gain or loss on his subsequent disposition of the shares will be equal to the option price paid plus the ordinary income recognized upon exercise.

    BUSINESS DEDUCTIONS. In general, if the Company complies with applicable income reporting requirements, the Company will be allowed a business expense deduction to the extent an optionee recognizes ordinary income upon the exercise of a NQSO or upon the Disqualifying Disposition of an ISO.

    SECTION 162(M). Under Section 162(m) of the Code, income tax deductions of publicly held companies may be limited to the extent total annual compensation for certain executive officers exceeds $1 million in any one year. However, the deduction limit under Section 162(m) does not apply to certain "performance-based compensation" established by an independent compensation committee that is adequately disclosed to, and approved by, stockholders. Under a Section 162(m) transition rule for compensation plans of corporations that are privately held and that become publicly held in an initial public offering, options granted under the Equity Plan prior to the approval of the Plan, as amended, by the Company's stockholders at the 1999 Annual Meeting will not be subject to Section 162(m). The Compensation Committee may designate a key employee a "Section 162(m) Participant" and determine whether the options granted to such key employee will qualify as performance-based compensation as described in Section 162(m)(4)(C). Stock option agreements granting options intended to qualify as performance-based compensation shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m)(4)(C) and the regulations issued thereunder.

    CASHLESS EXERCISES. The tax consequences resulting from the exercise of an option through delivery of already-owned company shares is not completely certain. For ISOs, the IRS, in published rulings, has taken the position that
(i) to the extent an equivalent value of shares is acquired, the optionee will recognize no gain, (ii) the employee's basis in the stock acquired upon such exercise is equal to the employee's basis in the surrendered shares increased by any compensation income recognized by the employee, (iii) the employee's basis in any additional shares acquired upon such exercise is zero, (iv) if the shares delivered were acquired upon exercise of an ISO and are delivered prior to the Holding Period, the delivery of the shares constitutes a Disqualifying Disposition as to which the rules described above will apply and (v) any sale or disposition of the acquired shares within the Holding Period will be viewed first as a disposition of the shares with the lowest basis. For NQSOs, the IRS, in published rulings, has taken the position that

(i) to the extent an equivalent value of shares is acquired, the optionee will recognize no gain, (ii) the employee's basis in the stock acquired upon such exercise is equal to the employee's basis in the surrendered shares, (iii) any additional shares acquired upon such exercise are compensation to the optionee and (iv) the employee's basis in any such additional shares is their then-fair market value.

    SHARES ISSUED UNDER THE EQUITY PLAN

    Since the inception of the Equity Plan through March 23, 1999, Mr. Cuti has acquired options to purchase 676,569 shares of Common Stock at a weighted average exercise price per share of $12.931; Mr. Charboneau has acquired options to purchase 216,877 shares of Common Stock at a weighted average exercise price per share of $14.311; Mr. Ray has acquired options to purchase 178,231 shares of Common Stock at a weighted average exercise price per share of $14.152; and Mr. Tennant has acquired options to purchase 67,292 shares of Common Stock at a weighted average exercise price per share of $13.47. In addition, as of March 23, 1999, all executive officers as a group have acquired options relating to a total of 1,138,969 shares of Common Stock at a weighted average exercise price per share of $13.417; all current directors who are not executive officers of the Company have acquired options to purchase a total of 20,000 shares of Common Stock at a weighted average exercise price per share of $25.193; and all employees who are not executive officers have acquired options relating to a total of 529,803 shares of Common Stock at a weighted average exercise price per share of $17.388. As options granted under the Equity Plan are discretionary and are determined by the Compensation Committee (or the Board in the case of options granted to Independent Directors) from time to time, the number of shares of Common Stock that will be acquired by these persons in the future under the Equity Plan is not currently determinable. In addition, since the value of options depends upon the future market price of Common Stock, the value of outstanding options is not presently determinable.

    APPROVAL OF THE EQUITY PLAN, AS AMENDED, REQUIRES THE AFFIRMATIVE VOTE OF OF A MAJORITY OF THE SHARES OF COMMON STOCK HELD BY HOLDERS PRESENT AT THE 1999 ANNUAL MEETING. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVING THE EQUITY PLAN, AS AMENDED.

3. PROPOSAL TO AMEND THE AMENDED AND RESTATE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES

    GENERAL

    The Board recommends that the stockholders approve an amendment to Article IV of the Amended and Restated Certificate of Incorporation, which will increase from 30,000,000 to 75,000,000 the number of shares of Common Stock that the Company may issue.

    PURPOSE

    The Board of Directors believes that it is in the best interests of the Company and its stockholders to have additional Common Stock authorized that would be available for issuance for general corporate purposes, including raising capital to support business expansion, stock splits, stock dividends, acquisitions or other developments which might make the issuance of additional Common Stock desirable. If approval of an increase in the Company's authorized Common Stock is postponed until a specific need arises, the delay and expense incident to obtaining approval of the stockholders at that time could impair the Company's ability to meet its objectives. If an increase in the Company's authorized Common Stock is approved, no further action or approval by the stockholders would be necessary prior to the issuance of the additional shares unless applicable laws or regulations or the rules of any stock exchange on which the Company's securities may then be listed required such action or approval. As of March 23, 1998 there were 17,113,835 shares of Common Stock issued and outstanding and 2,432,266 shares reserved for issuance pursuant to the Company's stock option plans, leaving 10,453,899 authorized shares available for issuance. Currently, there are no treasury shares.

    The holders of any of the additional shares of Common Stock issued in the future would have the same rights and privileges as the holders of the shares of Common Stock currently authorized and outstanding. Those rights do not include preemptive rights with respect to the future issuance of any additional shares.

    The Company does not now have any agreement, understanding, arrangement or commitment that would result in the issuance of any of the additional shares that would be authorized by the proposed amendment (other than pursuant to stock options), and no assurance can be given at this time that additional shares will, or as to the circumstances under which such shares might, in fact be issued. However, the increased authorized shares could be used to make a takeover attempt more difficult by using the shares to make a counter-offer for the shares of a bidder or by selling shares to dilute the voting power of the bidder. As of this date, the Board is unaware of any effort to accumulate the Company's shares or to obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise.

    The amendment authorizing the increase in the authorized shares of Common Stock will amend Article IV of the Company's Amended and Restated Certificate of Incorporation. If the amendment is approved, the text of Article IV will read in its entirety as set forth in Annex I to this proxy statement.

    APPROVAL OF THIS AMENDMENT REQUIRES THE AFFIRMATIVE VOTE OF THE MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR AMENDING THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

                              DIRECTOR ATTENDANCE

    During the fiscal year ended December 26, 1998, the Board met four times and acted seven times by unanimous written consent, the Audit Committee did not meet, and the Compensation Committee met three times and acted one time by unanimous written consent. Each director attended all of the meetings of the Board and committees of the Board on which the director served during 1998. Directors meet their responsibilities not only by attending Board and Committee meetings, but also through communication with the Chairman and Chief Executive Officer and other members of management on matters affecting the Company.

                           COMPENSATION OF DIRECTORS

    Directors of the Company who are employees of the Company, DLJ or DLJMB or their respective subsidiaries are not compensated for serving as directors. As of the date of their election to the Board of Directors, each of Messrs. Roberg and Johnson received 5,000 options to purchase Common Stock at $21.5625 per share. The Company plans to compensate future Directors who are not employees of the Company, DLJ or DLJMB ("Non-Employee Directors") with option grants for serving in such capacity and for serving on committees of the Board of Directors and to reimburse Non-Employee Directors for out-of-pocket expenses incurred in such capacity.

                                BOARD COMMITTEES

    There are two committees of the Board as of the Record Date: an Audit Committee and a Compensation Committee. Membership as of the record date was as follows:

AUDIT               COMPENSATION
-----------------  --------------
Mr. Johnson        Mr. Jaffe
Mr. Nathanson      Mr. Johnson
Mr. Roberg         Mr. Roberg

AUDIT COMMITTEE                                          No meetings during 1998

- Recommends to the Board a firm of independent certified public accountants to serve as the Company's auditors.

- Meets with the Company's independent certified public accountants to review procedures, fees and scope of annual audit.

- Reviews the audit reports of the Company's auditors and the recommendations made by them.

- Reviews the financial, investment and accounting procedures and practices followed by the Company.

COMPENSATION COMMITTEE                                Three meetings during 1998
                                         One action by unanimous written consent

- Advises and makes recommendations to the Board regarding annual salary and bonus determinations of selected officers and senior management of the Company, including the Chief Executive Officer.

- Advises and makes recommendations to the Board regarding compensation of directors.

- Reviews and makes recommendations to the Board regarding the performance standards under the Company's compensation and incentive programs for directors, officers and senior management.

- Reviews and makes recommendations to the Board regarding grants of Awards under the Company's Equity Plan.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

DLJMB RELATIONSHIPS

    In connection with the recapitalization of the equity interests of the Company, pursuant to which DLJ Merchant Banking Partners II, L.P. ("DLJMBPII") and certain of its affiliates (the "DLJ Entities") purchased an aggregate of 9,383,420 shares of the Company's Common Stock (the "Recapitalization"). The aggregate purchase price for the shares acquired by the DLJ Entities was approximately $78.7 million, or approximately $8.33 per share. Concurrently with the Recapitalization, each of the DLJ Entities and all other shareholders except members of management signed the Stockholders and Registration Rights Agreement. See "--Stockholders and Registration Rights Agreement." DLJMB is the managing general partner of DLJMBPII. Mr. Jaffe and Ms. Arnaboldi, directors of the Company, are managing Directors of DLJMB, and Mr. Nathanson, also a director of the Company, is a Managing Director of DLJ.

    On September 30, 1997, the Company entered into a credit agreement (the "Old Credit Agreement") in which DLJ Capital Funding, Inc., an affiliate of DLJMBPII ("DLJ Funding"), acted as the arranger and syndication agent. In connection with the Old Credit Agreement, DLJ Funding received a customary funding fee of approximately $2.4 million. On February 13, 1998, the Company entered into its existing credit agreement (the "Existing Credit Agreement") for which DLJ Funding acted as the manager and syndication agent. In connection with the Existing Credit Agreement, DLJ Funding received a customary funding fee of approximately $1.9 million. On September 11, 1998, the Existing Credit Agreement was amended and restated, for which DLJ Funding acted as the manager and syndication agent and received a customary funding fee of approximately $1.8 million. The Existing Credit Agreement was again amended and restated on March 17, 1999, for which DLJ Funding again acted as manager and syndication agent and received a customary funding fee of approximately $1.0 million.

    DLJ (an affiliate of DLJMB and DLJMBPII) acted as financial advisor to the Company in connection with the structuring of the Recapitalization and received customary fees for such services of approximately $3.5 million and reimbursement for reasonable out-of-pocket expenses, and affiliates of DLJ received standby commitment fees of approximately $1.2 million in connection with change of control offers for the Company's 15% Senior Subordinated Zero Coupon Notes due 2004 (the "Zero Coupon Notes") and the Company's 12% Senior Notes due 2002 (the "Senior Notes"), which offers were required as a result of the Recapitalization. The Company agreed to indemnify DLJ in connection with its acting as financial advisor. In addition, DLJ received its pro rata portion of the underwriters compensation (approximately $4.258 million) in connection with its services as lead underwriter in the initial public offering of the Company's Common Stock that was consummated on February 13, 1998. DLJ also served as sole underwriter in connection with the offering of the Company's 9 1/4% Senior Subordinated Notes due 2008 that was consummated on February 13, 1998, for which DLJ received $2.4 million of underwriting compensation payable in connection therewith, and DLJ received $50,000 in connection with services relating to the defeasance of the Zero Coupon Notes and the Senior Notes. In addition, the DLJ Entities received $16.75 million from the sale of 1,091,658 shares of the Company's Common Stock in connection with the exercise by the underwriters of their overallotment option in connection with the initial public offering of the Company's Common Stock.

CUTI LOAN AGREEMENTS

    On November 9, 1998, upon unanimous approval of the Board of Directors of the Company, the Company extended a $2.0 million loan (the "Cuti Loan") to Mr. Cuti. For so long as the Existing Credit Agreement is outstanding, the Cuti Loan bears interest at the rate of interest paid by the Company on its revolving loans outstanding under the Existing Credit Agreement. Thereafter, the Cuti Loan will bear interest at LIBOR plus 300 basis points. The Cuti Loan becomes due upon the earliest to occur of (i) the termination of Mr. Cuti's employment with the Company, (ii) the termination of the Cuti Employment

Agreement, (iii) any sale by Mr. Cuti of 15% or more of the Company's Common Stock held by Mr. Cuti or (iv) November 9, 2003.

    Pursuant to the terms of the Cuti Employment Agreement and a Secured Loan Agreement and related agreements among Mr. Cuti, the Company and DLJ (the "Loan Documents"), on November 20, 1997, Mr. Cuti borrowed $1.0 million from DLJ (the "Loan"). The Loan is secured by Mr. Cuti's pledge to DLJ of his options granted under the Equity Plan and his option to purchase 496,569 shares of Common Stock, and all Common Stock and other proceeds payable upon exercise or other disposition thereof (the "Pledged Security"). The Loan is subject to interest at the Federal Mid-Term Rate as in effect from time to time and is generally payable in five equal installments commencing within 30 days after Mr. Cuti has the ability to receive cash in exchange for any of the Pledged Security. In addition, the Company may apply any amounts to which Mr. Cuti is entitled upon termination of employment to repayment of the Loan. The Cuti Employment Agreement and the Loan Documents further provide that in the event of termination of Mr. Cuti's employment by reason of termination by the Company without "cause" or the Company's non-renewal or his resignation with "good reason" (as such terms are defined in the Cuti Employment Agreement), the Company will reimburse Mr. Cuti for all interest accrued as of the date of such termination if the Company has achieved certain specified financial targets for the year prior to termination and the year of such termination. The Loan Documents permits DLJ to assign the Loan to certain of its affiliates, including the Company, and the Company is obligated pursuant to the Cuti Employment Agreement to assume the Loan from DLJ as soon as practicable after the Company and DLJ agree that the Company may do so. At December 26, 1998, DLJ had not exercised such election.

STOCKHOLDERS AND REGISTRATION RIGHTS AGREEMENT

    In connection with the Recapitalization, certain of the shareholders of the Company (the "Initial Shareholders") entered into a Stockholders and Registration Rights Agreement, pursuant to which the Company has granted the Initial Shareholders the right to cause the Company to register shares of Common Stock (the "registrable securities") under the Securities Act. Under the terms of the Stockholders and Registration Rights Agreement, at any time after February 10, 1999, the holders of at least a majority of the registrable securities held by the DLJ Entities can require the Company, subject to certain limitations, to file a registration statement under the Securities Act covering all or part of the registrable securities held by the DLJ Entities (a "demand registration"). Currently, 8,291,763 outstanding shares of Common Stock constitute registrable securities and therefore are eligible for registration pursuant to the Stockholders and Registration Rights Agreement. The Company is obligated to pay all registration expenses (other than underwriting discounts and commissions and subject to certain limitations) incurred in connection with demand registrations. In addition, the Stockholders and Registration Rights Agreement provides the Initial Shareholders with "piggyback" registration rights, subject to certain limitations, whenever the Company files a registration statement on a registration form that cam be used to register securities held by such Initial Shareholders.

              SECURITY OWNERSHIP OF CERTAIN OWNERS AND MANAGEMENT

    The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock (which constitutes the only class of voting capital stock of the Company) by (i) each person known to the Company to be the beneficial owner of 5% or more of the Common Stock, (ii) each director, (iii) each Named Executive Officer and (iv) all executive officers and directors as a group, based on data as of March 23, 1999.

                          SHARES BENEFICIALLY OWNED(1)

NAME                                                                                    NUMBER OF SHARES     PERCENT
--------------------------------------------------------------------------------------  -----------------  -----------
DLJ Merchant Banking Partners II, L.P. and related investors(2).......................       8,291,763           48.5%
Anthony J. Cuti.......................................................................         690,847(3)         3.9%
David L. Jaffe(4).....................................................................              --             --
Nicole S. Arnaboldi(4)................................................................              --             --
Andrew J. Nathanson(4)................................................................              --             --
Gary Charboneau.......................................................................         352,697(5)         2.1%
Jerry M. Ray..........................................................................         163,416(6)         1.0%
William J. Tennant....................................................................          99,179(7)           *
Kevin Roberg..........................................................................          12,800(8)           *
David W. Johnson......................................................................          11,000(9)           *
All executive officers and directors as a group (9 persons)(3)........................       1,329,939            7.4%

------------------------

*   Less than one percent

(1) For purposes of this table, a person is deemed to have "beneficial ownership" of any shares that such person has the right to acquire within 60 days after the date of this Proxy Statement. For purposes of calculating the percentage of outstanding shares held by each person named above, any shares that such person has the right to acquire within 60 days after the date of this Proxy Statement are deemed to be outstanding, but not for the purposes of calculating the percentage ownership of any other person.

(2) Consists of shares held directly by the following related investors, each of whom is affiliated with DLJ: DLJ Merchant Banking Partners II, L.P. ("DLJMBPII"), 5,223,192 shares; DLJ Merchant Banking Partners II-A, L.P. ("DLJMBPII-A"), 208,012 shares; DLJ Offshore Partners II, C.V. ("DLJOPII"), 256,849 shares; DLJ Diversified Partners, L.P. ("DLJDP"), 305,371 shares; DLJ Diversified Partners-A, L.P. ("DLJDPA"), 113,405 shares; DLJMB Funding II, Inc. ("DLJMBFII"), 927,352 shares; DLJ Millennium Partners, L.P. ("Millennium"), 84,453 shares; DLJ Millennium Partners-A, L.P. ("Millennium-A"), 16,471 shares; DLJ EAB Partners, L.P. ("DLJEAB"), 23,452 shares; UK Investment Plan 1997 Partners ("UK Investment"), 138,196 shares; and DLJ First ESC L.P. ("DLJ ESC" and, collectively with the aforementioned entities, the "DLJMBPII Entities") 995,009 shares. See "Certain Relationships and Related Transactions--DLJMB Relationships." The address of each of DLJMBPII, DLJMBIIA, DLJDP, DLJDPA, DLJMBFII, Millennium, Millennium-A, DLJEAB, and DLJ ESC is 277 Park Avenue, New York, New York 10172. The address of DLJOPII is c/o John B. Gorsiraweg, 14 Willemstad, Curacao, Netherlands Antilles. The address of UK Investment is 2121 Avenue of the Stars, Fox Plaza, Suite 3000, Los Angeles, California 90067. As a general partner of each of DLJMBPII, DLJMBIIA, DLJOPII, Millennium and Millennium-A, DLJMB may be deemed to beneficially own indirectly all of the shares held directly by DLJMBPII, DLJMBIIA, DLJOPII, Millennium and Millennium-A, and as the parent of each of DLJMB, DLJMBFII and DLJ LBO Plans Management Corporation (the general partner of DLJEAB and DLJ ESC), Donaldson, Lufkin & Jenrette Inc., the parent of DLJ ("DLJ Inc."), may be deemed to beneficially own indirectly all of the shares held by DLJMBPII, DLJMBIIA, DLJOPII, DLJDP, DLJDPA, DLJEAB, Millennium, Millennium-A, DLJMBFII, DLJ ESC and UK Investment. The address of DLJ Inc. is 277 Park Avenue, New York, New York 10172.

(3) Includes 690,847 shares that could be acquired upon the exercise of presently exercisable stock options.

(4) Mr. Nathanson is a Managing Director of DLJ and, as a result may be deemed to beneficially own the shares of Common Stock held by the DLJMBPII Entities. Mr. Nathanson expressly disclaims beneficial ownership of such shares of Common Stock. Ms. Arnaboldi and Mr. Jaffe are managing directors of DLJMB and DLJ Diversified Partners, Inc. ("DLJDPI"). DLJMB is the managing general partner of DLJMBPII, DLJMBPIIA, DLJOPII, Millennium and Millennium-A. DLJDPI is the managing general partner of DLJDP and DLJDPA. As a result, Ms. Arnaboldi and Mr. Jaffe may be deemed to beneficially own the shares of Common Stock held by each of DLJMBPII, DLJMBIIA, DLJOPII, DLJDP, DLJDPA, Millennium and Millennium-A. Ms. Arnaboldi and Mr. Jaffe expressly disclaim beneficial ownership of such shares of Common Stock.

(5) Includes 43,410 shares that could be acquired upon the exercise of presently exercisable stock options.

(6) Includes 122,726 shares that could be acquired upon the exercise of presently exercisable stock options.

(7) Includes 99,179 shares that could be acquired upon the exercise of presently exercisable stock options.

(8) Includes 10,000 shares that could be acquired upon the exercise of presently exercisable stock options.

(9) Includes 10,000 shares that could be acquired upon the exercise of presently exercisable stock options.

                      EXECUTIVE OFFICERS AND KEY EMPLOYEES

    The following table sets forth the current executive officers and key employees of the Company:

NAME                                     AGE                                     POSITION
-----------------------------------      ---      ----------------------------------------------------------------------
Anthony J. Cuti....................          53   Chairman, Chief Executive Officer and President
William J. Tennant.................          51   Senior Vice President, Chief Financial Officer and Secretary
Gary Charboneau....................          54   Senior Vice President--Sales and Merchandising
Jerry M. Ray.......................          51   Senior Vice President--Store Operations

    ANTHONY J. CUTI has been Chairman of the Board, President and Chief Executive Officer of the Company since April 1996. Prior to joining the Company, Mr. Cuti served as President and as a member of the Board of Directors of Supermarkets General and Pathmark from 1993 to 1996 and, prior to being named President of Supermarkets General and Pathmark, Mr. Cuti was Executive Vice President and Chief Financial Officer of Supermarkets General. From 1984 to 1990, he was the Chief Financial Officer of the Bristol-Myers International Group of the Bristol-Myers Company and prior to that was employed by the Revlon Corporation.

    WILLIAM J. TENNANT has been Senior Vice President and Chief Financial Officer of the Company since February 1997. Mr. Tennant was appointed Secretary of the Company in March 1999. Prior to joining the Company, Mr. Tennant was Senior Vice President and Chief Financial Officer of Tops Appliance City, a consumer electronics retailer, from 1993 to 1996. From 1986 to 1993, Mr. Tennant served as Vice President and Controller for the Great Atlantic & Pacific Tea Company.

    GARY CHARBONEAU has been Senior Vice President in charge of Sales and Merchandising of the Company since February 1993. Prior to joining the Company, Mr. Charboneau held various positions at CVS, a retail drugstore chain, from 1978 to February 1993, most recently as Executive Vice President.

    JERRY M. RAY has been Senior Vice President in charge of Store Operations since July 1996 and served as Vice President of Pharmacy Operations from April 1995 to June 1996. From 1991 to 1994, Mr. Ray served as President and CEO of Begley Drugstores, Inc.

                             EXECUTIVE COMPENSATION
                           SUMMARY COMPENSATION TABLE

    The following table summarizes the principal components of compensation of the Chief Executive Officer and the other three highest compensated executive officers of the Company (the "Named Executive Officers") for the fiscal years ended December 26, 1998 and December 27, 1997. The compensation set forth below fully reflects compensation for services performed on behalf of the Company and its subsidiaries. No options were granted during fiscal 1998 to the Named Executive Officers.

                                                                                               LONG TERM
                                                                                             COMPENSATION
                                                                                                AWARDS
                                                             ANNUAL COMPENSATION             -------------
                                                  -----------------------------------------   SECURITIES
                                                                             OTHER ANNUAL     UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION              YEAR       SALARY       BONUS       COMPENSATION       OPTIONS     COMPENSATION(1)
-------------------------------------  ---------  ----------  ------------  ---------------  -------------  ----------------
Anthony J. Cuti......................             $  500,000  $  1,000,000        --              --          $    281,683
  Chief Executive Officer              1998 1997  $  386,000  $    475,000        --             496,569                --
Gary Charboneau......................
  Senior Vice President-Sales and           1998  $  266,539  $    324,000        --              --          $    146,212
  Merchandising                             1997  $  243,000  $    121,600        --             141,877           --
Jerry M. Ray.........................
  Senior Vice President-Store               1998  $  212,404  $    215,000        --              --          $     76,576
  Operations                                1997  $  200,000  $    100,000        --             118,231           --
William J. Tennant...................
  Senior Vice President-Chief               1998  $  187,404  $    190,000        --              --          $     58,905
  Financial Officer                         1997  $  151,000(2) $     61,300       --            115,393           --

------------------------

(1) Reflects amounts consisting of the term and non-term portion of a split-dollar life insurance program.

(2) Reflects Mr. Tennant's salary for the partial year from February 18, 1997 (when he joined the Company) through December 27, 1997.

                 AGGREGATE OPTION EXERCISE IN FISCAL YEAR ENDED
              DECEMBER 26, 1998 AND FISCAL YEAR-END OPTION VALUES

    The following table summarizes the number and value of all unexercised options held by the Named Executive Officers at the end of fiscal 1998. There were no options exercised by the Named Executive Officers in the Company's last fiscal year.

                                                                          NUMBER OF SECURITIES
                                                                         UNDERLYING UNEXERCISED        VALUE OF UNEXERCISED
                                                                                OPTIONS                    IN-THE-MONEY
                                                                           AT FISCAL YEAR END       OPTIONS AT FISCAL YEAR END
                                                                       --------------------------  ----------------------------
                                      SHARES UNDERLYING      VALUE
NAME                                  OPTIONS EXERCISED    REALIZED    EXERCISABLE  UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-----------------------------------  -------------------  -----------  -----------  -------------  -------------  -------------
Anthony J. Cuti....................          --               --          690,847        170,252   $  22,361,690   $ 4,881,136
Gary Charboneau....................          --               --          149,246         48,644   $   4,266,831   $ 1,394,618
Jerry M. Ray.......................          --               --          122,726         40,537   $   3,644,453   $ 1,162,184
William Tennant....................          --               --           99,179         16,214   $   2,910,870   $   464,867

CONTRACTS WITH NAME EXECUTIVE OFFICERS

    Effective June 18, 1997, the Company entered into an employment agreement with Anthony J. Cuti (the "Cuti Employment Agreement"). Pursuant to the Cuti Employment Agreement, Mr. Cuti serves as Chairman, President and Chief Executive Officer of the Company. The Cuti Employment Agreement provides for (i) a base salary of $425,000 per year, which will increase to $500,000 in 1998 and $550,000 in 1999 if certain EBITDA (earnings before interest, taxes, depreciation, amortization, other non-cash items, non-recurring charges and extraordinary charges) targets (as defined in the Cuti Employment Agreement) are met and will increase every 18 months commencing July 1, 2001 by not less than the percentage increase in a designated consumer price index for such 18-month period, (ii) an annual incentive bonus of up to 200% of base salary based on certain EBITDA targets and (iii) participation in all benefit plans generally available to executive officers of the Company.

    Pursuant to the Cuti Employment Agreement and the Equity Plan described below, on June 18, 1997, Mr. Cuti was granted non-qualified stock options to purchase an aggregate of 496,569 shares of Common Stock at an exercise price of $8.33 per share. Subject to Mr. Cuti's continued employment with the Company, the options generally will become 100% vested on the eighth anniversary of the date of grant, but may vest sooner based on the Company's achievement of certain specified financial targets. Furthermore, the vesting of options will accelerate upon the occurrence of a sale of the Company (as defined in the Cuti Employment Agreement) on or prior to December 30, 2001, based on the Company's achievement of specified financial targets prior to the date of any such sale of the Company.

    The Cuti Employment Agreement provides that Mr. Cuti may generally only transfer up to 10% of his shares of Common Stock in each calendar year while he is an employee of the Company, except pursuant to certain rights and obligations
(i) to transfer ("put") his shares to the Company upon termination of employment and (ii) to transfer shares in connection with certain transfers of Common Stock by DLJMBPII. The Cuti Employment Agreement also provides that Mr. Cuti will be given the opportunity to invest additional amounts in stock of the Company in the event that DLJMBPII invests new equity in the Company or creates an instrument that may be dilutive to Mr. Cuti's equity position relative to DLJMBPII.

    Mr. Cuti's initial term of employment is for three years and, unless terminated by notice of non-renewal by either the Company or Mr. Cuti, will continue thereafter for successive one-year periods. Pursuant to the Cuti Employment Agreement, if the Company terminates Mr. Cuti without "cause" (as defined in the Cuti Employment Agreement) or by notice of non-renewal or Mr. Cuti resigns with "good reason" (as defined in the Cuti Employment Agreement), Mr. Cuti will be entitled to continued base salary and incentive bonus payments (at the rate of two times base salary and bonus for the year prior to termination, which can be increased to three times base salary and bonus upon the occurrence of certain events, including a sale of the Company) and employee benefits for a two year period, which, under certain circumstances, including Mr. Cuti's termination of employment prior to June 18, 2003 and within one year following a sale of the Company, may be extended by one year. Additionally, the vesting of Mr. Cuti's options may accelerate upon such a termination of employment, based on the Company's financial performance prior to such termination and whether a Sale of the Company has occurred. The Cuti Employment Agreement also contains certain non-compete, non-solicitation and confidentiality provisions. In addition, on November 9, 1998 the Company extended Mr. Cuti a $2.0 million loan. See also "Certain Relationships and Related Transaction--Cuti Loan Agreements."

    The Company has also entered into agreements with Messrs. Charboneau and Ray and certain other executives that provide for their initial base salary as well as annual incentive bonuses based on certain EBITDA targets. Mr. Charboneau's employment agreement provides for an annual base salary of $220,000 and for additional increases from time to time as the Company may determine. Mr. Ray's employment agreement provides for an annual base salary of $150,000 and for additional increases from time to time as the Company may determine. Each of Messrs. Charboneau and Ray are entitled to severance payments equaling 12 months of their respective salaries if they are terminated without "cause" (as respectively defined in the agreements).

    The Company's agreement with Mr. Tennant provides for payment of an annual base salary of $175,000 per year as well as for payment of annual incentive bonuses based upon achievements of certain financial targets. Mr. Tennant's agreement also provides for the grant of stock options to acquire an aggregate of 68,101 shares of Common Stock at an exercise price of $7.34 per share. These options vested on June 18, 1997. The agreement also provides for 12 months of salary continuation in the event Mr. Tennant is terminated without cause.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

    The Company has established the Supplemental Executive Retirement Plan ("SERP"), an unfunded retirement plan that provides a lump sum benefit equal to the actuarial present value of a life annuity commencing at the later of age 65 or termination of employment for any reason other than for "cause." The SERP benefit is calculated as a percentage of a participant's Final Average Earnings (defined as the average base salary and bonus for the five years which produce the greatest amount multiplied by the participant's years of services with the Company). Currently, Mr. Cuti is the only SERP participant. Mr. Cuti's estimated SERP benefit, based on the average of his 1996, 1997 and 1998 annualized includable compensation and upon discount rates effective for termination of employment in December 1998, is estimated to be $1,050,000, if termination of employment occurs after 10 years of employment, when Mr. Cuti will be age
60 1/2, or $2,060,000 if termination of employment occurs after 14 1/2 years of employment, when Mr. Cuti will be age 65. Pursuant to the Cuti Employment Agreement, the Company is required to set aside funds in a "rabbi trust" to pay Mr. Cuti's SERP benefit in specified circumstances, including a sale of the Company, termination without "cause" and resignation for "good reason" (as respectively defined in the Cuti Employment Agreement). Furthermore, in the event of his termination without "cause" or by reason of the Company's non-renewal, his resignation for "good reason," or his death or disability, Mr. Cuti's SERP benefit will be calculated on the basis of 20 years of employment regardless of his actual number of years of employment with the Company (the present value of which was approximately $1,322,000 as of December 26, 1998).

STOCK OPTIONS

    1992 STOCK OPTION PLAN. The Board of Directors adopted and the Company's stockholders approved the 1992 Stock Option Plan (the "1992 Plan") in September 1992. Under the 1992 Plan, the Board of Directors may grant to executive and other key employees of the Company nonqualified stock options to purchase up to an aggregate of 510,757 shares of Common Stock of the Company at exercise prices and terms specified by the Board of Directors.

    At December 26, 1998, there were outstanding nonqualified stock options issued under the 1992 Plan to purchase up to an aggregate of 224,833 shares of Common Stock of the Company at exercise prices ranging from $0.58 to $40.88 per share. The 1992 Plan was frozen as to the future grants following the initial public offering of the Company's Common Stock. All options issued under the 1992 Plan are 100% vested.

    1997 EQUITY PARTICIPATION PLAN. As of June 18, 1997, the Board of Directors and stockholders of the Company approved the Equity Plan. Since consummation of the initial public offering of the Company's Common Stock, the Equity Plan has been administered by the Compensation Committee. The Board of Directors is authorized under the Equity Plan to select the individuals to whom awards will be made (the "Participants") and determine the terms and conditions of the awards under the Equity Plan. An aggregate of 1,971,181 shares of Common Stock of the Company have been reserved for issuance under the Equity Plan, subject to certain adjustments reflecting changes in the Company's capitalization. The Equity Plan provides that no Participant may receive awards relating to more than 480,429 shares of Common Stock per year. For more information regarding the Equity Plan, see "Matters to be Voted Upon--Proposal to Approve the 1997 Equity Participation Plan, as Amended."

                        REPORT OF COMPENSATION COMMITTEE

    In accordance with the rules and regulations of the SEC, the following report of the Compensation Committee and the performance graph appearing immediately thereafter shall not be deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulations 14A or 14C of the Exchange Act, or to the liabilities of Section 18 of the Exchange Act and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, notwithstanding any general incorporation by reference of this Proxy Statement into any other filed document.

SCOPE OF THE COMPENSATION COMMITTEE; MEMBERS

    In 1998, the Compensation Committee was composed of two non-employee directors: Messrs. Jaffe and Johnson.

    The Compensation Committee is required to review and approve all aspects of the compensation paid to the Company's Chief Executive Officer and the three other most highly paid executive officers, all salaries and salary increases for executives whose annual base salary is $180,000 or greater and all agreements providing for the payment of benefits following a change in control of the Company or severance following a termination of employment. The Compensation Committee also reviews and approves the terms of each incentive compensation and bonus program in effect for employees of the Company who are at or above management level and the aggregate amounts which can be awarded thereunder each year. The members of the Compensation Committee also administer the Company's Equity Plan.

EXECUTIVE COMPENSATION FOR FISCAL 1998

    The Compensation Committee's philosophy regarding compensation of executive officers recognizes the need to honor existing employment agreements and the belief that executives should be compensated at competitive levels that are sufficient to attract and retain highly talented employees. Inherent in the compensation philosophy is the emphasis on performance-based compensation. The Company's executive compensation package currently consists of a mix of salary, bonus awards and stock option grants as well as benefits plans offered by the Company. The Company is currently considering implementing other long term compensation programs and may do so prior to the end of 1999.

    SALARY. The level of annual compensation for individual executive officers is based upon a number of factors. The Compensation Committee took into account a combination of the individual executive officer's performance and the performance of the Company and the individual aspect of the Company's business for which such person was responsible, the scope of such person's responsibility, and the current compensation package in place for that officer. Increases in an executive's annual base salary are dependent on such person's performance, company-wide financial results and on general levels of wages and price inflation.

    BONUSES. In fiscal 1998 performance targets for executives were tied to the attainment of specified levels of EBITDA, net revenue, operating income and cash flow. In addition, a portion of each individual's award was granted on a discretionary basis by his or her division head or the Chief Executive Officer, or in the case of the three most highly paid executive officers other than the Chief Executive Officer, whose bonus is determined solely under the Cuti Employment Agreement, by the Compensation Committee, following an assessment of each individual's performance.

    EQUITY GRANTS. In keeping with the goal of enhancing the Company's profitability and continuing to build stockholder value, the Company's long-term compensation programs are designed to reward growth in stockholder value, as well as to reward long-term service to the Company. Long term incentive rewards are made under the Equity Plan, based on recommendations submitted to the Compensation Committee by the Company's Chief Executive Officer. In fiscal 1998, awards consisted of grants of stock options having exercise prices equal to 100% of the fair market value of the Company's Common Stock on the date of grant.

    The future value of these options is directly linked to increases in the price of the Company's Common Stock, thereby linking long-term compensation to increased stockholder value and continuing service to the Company. The terms of options granted under the Equity Plan, including vesting, exercisability and option term, are determined by the Compensation Committee, based upon relative position and responsibilities of each executive officer, historical and expected contributions of each officer of the Company, previous option grants to executive officers and a review of the competitive equity compensation for executive officers of similar rank in companies that are comparable to the Company's industry and size. The value of awards under the Equity Plan is primarily dependent upon increases in the price of the Company's Common Stock over a period of up to ten years. Generally, the Equity Plan requires employees to remain employed by the Company throughout the period in order to receive their awards.

    DEDUCTIBILITY OF EXECUTIVE COMPENSATION. Tax laws limit the deduction a publicly held company is allowed for compensation paid to certain executive officers. Generally, amounts paid in excess of $1.0 million to a covered executive, other than performance-based compensation, cannot be deducted. The Compensation Committee considers ways to maximize deductibility of executive compensation, but the Compensation Committee retains the flexibility it deems necessary to compensate executive officers in a manner commensurate with performance and the competitive environment for executive talent regardless of the ultimate deductibility of such compensation.

CEO COMPENSATION FOR FISCAL 1998

    Mr. Cuti's $500,000 base salary represents his salary for serving as the Company's President and CEO. Mr. Cuti's base salary is calculated solely pursuant to the Cuti Employment Agreement, which set his 1998 base salary at $500,000 if the targeted base EBITDA (the "Base EBITDA Target") for 1997 was met or exceeded. The Cuti Employment Agreement defines the Company's EBITDA to include the Company's earnings before interest, income taxes, depreciation, amortization, extraordinary charges, nonrecurring charges and other non-cash items, but excluding any costs associated with the Recapitalization and excluding any extraordinary or unusual expenses associated with the Company's initial public offering in February 1998. As calculated pursuant to the Cuti Employment Agreement, the Company's EBITDA for 1997 was $43.1 million, which exceeded the Base EBITDA Target for 1997.

    Mr. Cuti's 1998 bonus was $1,000,000. Pursuant to the Cuti Employment Agreement, Mr. Cuti's bonus is based on certain EBITDA targets for 1998. If the Company's 1998 EBITDA equals or exceeds 110% the Base EBITDA Target for 1998 set forth in the Cuti Employment Agreement, Mr. Cuti is entitled to receive a target bonus equal to 100% of his base salary and an additional incentive bonus also equal to 100% of his base salary, or together, $1,000,000. The Company's EBITDA for 1998 (as calculated pursuant to the Cuti Employment Agreement) was $62.0 million. Such amount exceeded the Base EBITDA Target by more than 110%.

    The Cuti Employment Agreement also dictates the vesting of the non-qualified stock options to purchase 496,569 shares of the Company's Common Stock granted to Mr. Cuti under the Cuti Employment Agreement. Such options will not vest until December 30, 2001 unless certain EBITDA targets are met, in which case vesting of a portion of the options will accelerate. The Company's EBITDA for 1998 exceeded the Base EBITDA Target for 1999, which, under the Cuti Employment Agreement, caused the immediate vesting of options to purchase 269,566 shares of the Company's Common Stock on December 26, 1998.

    The foregoing has been approved by all members of the Compensation
Committee.

                                          DUANE READE INC.

COMPENSATION COMMITTEE
David L. Jaffe
David W. Johnson

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Prior to the consummation of its initial public offering, the Company did not have a compensation committee. Instead, compensation decisions regarding the Company's executive officers were made by the Board of Directors. Each executive officer of the Company has an employment agreement with the Company that establishes his annual compensation. See "--Contracts with Named Executive Officers."

    Mr. Jaffe is a Managing Director of DLJMB. For a description of the relationship and transactions between the Company and DLJMB and certain of its affiliates, see "Certain Relationships and Related Transactions" and "Security Ownership of Certain Owners and Management."

STOCK PERFORMANCE GRAPH

    The following line graph compares the cumulative total return on the Company's Common Stock with the cumulative total return of companies in the Russell 2000 Index and companies in the S&P Retail (Drug Stores) Index for the period beginning February 11, 1998 (the date of the Company's initial public offering) and ending December 31, 1998. The graph assumes that the value of the investment in the Company and in each index was $100 on February 11, 1998 and assumes that all dividends were reinvested. Companies in the Russell 2000 Index have similar market capitalization to the Company, and the Company was one of the companies included in the Russell 2000 Index during 1998. The Company has also selected the S&P Retail (Drug Stores) Index, which consists of CVS, Rite Aid, Walgreen and Longs Drugs.

               COMPARISON OF 10 MONTH CUMULATIVE TOTAL RETURN(*)
 AMONG DUANE READE INC., RUSSELL 2000 INDEX AND S&P RETAIL (DRUG STORES) INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             DUANE READE INC.      RUSSELL 2000       S&P RETAIL (DRUG STORES)
2/11/98                      100              100                             100
3/98                         155              112                             110
6/98                         182              109                             116
9/98                         230               87                             125
12/98                        233              101                             163

                                                         DUANE READE INC.   RUSSELL 2000     S & P RETAIL (DRUG STORES)
                                                         ----------------  ---------------  -----------------------------
2/11/98................................................        100                  100                     100
3/31/98................................................        155                  112                     110
6/30/98................................................        182                  109                     116
9/30/98................................................        230                   87                     101
12/31/98...............................................        233                  101                     163

    * $100 invested on February 11, 1998 in stock or on January 31, 1998 in index, including reinvestment of dividends.

                           OTHER BUSINESS FOR MEETING

    The Board of Directors does not know of any materials that will be presented for action at the 1999 Annual Meeting other than those described above and matters incident to the conduct of the meeting. If, however, any other matters not presently known to management should come before the 1999 Annual Meeting, it is intended that the shares represented by the accompanying proxy will be voted on such matters in accordance with the discretion of the holders of such proxy.

APPOINTMENT OF INDEPENDENT AUDITORS

    The Board of Directors has appointed the firm of PricewaterhouseCoopers LLP to audit the accounts of the Company with respect to its operations for the fiscal year ending on December 25, 1999 and to perform such other services as may be required. Should the firm be unable to perform these services for any reason, the Board of Directors will appoint other independent auditors to perform these services. PricewaterhouseCoopers LLP served as independent auditors of the Company for the fiscal year ending December 26, 1998.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Exchange Act requires directors, officers and persons who beneficially own more than 10% of a registered class of stock of the Company to file initial reports of ownership (Form 3) and reports of changes in beneficial ownership (Forms 4 and 5) with the Commission and the New York Stock Exchange. Such persons are also required under the rules and regulations promulgated by the Commission to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely on a review of the copies of such forms, as amended, furnished to the Company, the Company believes that its directors, officers and greater than 10% beneficial owners complied with all applicable Section16(a) filing requirements except as follows: Messrs. David Johnson and Kevin Roberg, through inadvertence, failed to file a Form 3 upon becoming directors of the Company on February 13, 1998. Forms reporting each of Mr. Johnson's and Mr. Roberg's holdings at the time they became directors were promptly filed by Mr. Johnson and Mr. Roberg after the oversight was discovered. The Company believes that all holdings and transactions of Mr. Johnson and Mr. Roberg have been properly and timely disclosed in the Company's quarterly and annual reports. In addition, DLJMBPII, AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, AXA Conseil Vie Assurance Mutuelle, AXA Courtage Assurance Mutuelle, AXA, The Equitable Companies Incorporated, DLJ Inc., and DLJ Capital Investors, Inc. (collectively, the "DLJ Reporting Persons") neglected to file a joint Form 4 report in 1998 to reflect the participation of the DLJMBPII Entities in the Company's initial public offering as selling stockholders, pursuant to which each DLJMBPII Entity sold a portion of the Company's Common Stock held by such DLJMPBII Entity, and the DLJ Reporting Persons also neglected to include the holdings of DLJ ESC in their joint Form 3 filed as of last February 9, 1998. A Form 4 reporting these transactions and holdings was promptly filed by the DLJ Reporting Persons upon discovery of their oversight. The Company believes that all such transactions and the holdings of the DLJ Reporting Persons were properly and timely reported by the DLJ Reporting Persons on Schedule 13G (filed under a different Exchange Act provisions) and amendments thereto, and that all such transactions and holdings have been properly and timely disclosed in the Company's Registration Statement on Form S-1 for the initial public offering and the Company's annual reports.

STOCKHOLDER PROPOSALS FOR 2000

    Any stockholder of the Company who wishes to present a proposal at the next annual meeting of stockholders of the Company, and who wishes to have such proposal included in the Company's proxy statement for the meeting, must in accordance with Rule 14a-8 of the Exchange Act, deliver a copy of such proposal to the Company at 440 Ninth Avenue, New York, New York 10001, Attention:
Secretary, no later
than November 30, 1999; however, if next year's annual meeting of stockholders is held on a date more than 30 days before or after the corresponding date of the 1999 Annual Meeting, any stockholder who wishes to have a proposal included in the Company's proxy statement and proxy for that meeting must deliver a copy of the proposal to the Company within a reasonable time before the proxy solicitation is made. The Company reserves the right to decline to include in the Company's proxy statement and proxy any stockholder's proposal that does not comply with the rules of the Commission and/or the By-laws for the inclusion therein.

ANNUAL REPORT

    The Company's 1998 Annual Report to Stockholders was mailed to stockholders on April 6, 1999. The 1998 Annual Report to Stockholders does not form any part of the materials for the solicitation of proxies. Upon written request, the Company will provide stockholders with a copy of its Annual Report on Form 10-K for the year ended December 26, 1998 (the "Form 10-K"), as filed with the Commission, and any amendments thereto, without charge. Please direct written requests for a copy of the Form 10-K, and any amendments thereto, to: Duane Reade Inc., 440 Ninth Avenue, New York, New York 10001; Attention: Secretary.

                           ANNEX I TO PROXY STATEMENT
     TEXT OF AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

    The amendment authorizing the increase in the authorized shares of Common Stock will amend Article IV of the Company's Amended and Restated Certificate of Incorporation. If the amendment is approved, Article IV will read in its entirety as follows:

        FOURTH: The total number of shares of all classes of stock that the Corporation shall have the authority to issue is 80,000,000 shares of stock, consisting of (i) 75,000,000 shares of Common Stock, par value $.01 per share (the "Common Stock") and (ii) 5,000,000 shares of preferred stock, par value $.01 per share (the "Preferred Stock") which may be designated as provided below:

        The board of directors of the Corporation (the "Board of Directors") is hereby empowered to authorize by resolution or resolutions from time to time the issuance of one or more classes or series of Preferred Stock and to fix the designations, powers, preferences and relative, participating, optional or other rights, if any, and the qualifications, limitations or restrictions thereof, if any, with respect to each such class or series of Preferred Stock and the number of shares constituting each such class or series, and to increase or decrease the number of shares of any such class or series to the extent permitted by the General Corporation Law of the State of Delaware.

                                   APPENDIX 1
                             SPECIMEN OF PROXY CARD

                                DUANE READE INC.

                        ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 6, 1999

     The undersigned hereby appoints Anthony J. Cuti and William J. Tennant, each of them with full power of substitution, to act as proxy and to represent the undersigned at the 1999 annual meeting of stockholders and to vote all shares of Common Stock of Duane Reade Inc. that the undersigned is entitled to vote and would possess if personally present at said meeting to be held on May 6, 1999 at 2:00 p.m., Eastern Standard time, and at all postponements or adjournments thereof upon the following matters:

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 LISTED ON THE REVERSE SIDE. PROXIES ARE GRANTED THE DISCRETION TO VOTE UPON ALL OTHER MATTERS THAT MAY PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

/X/  Please mark your votes as indicated in this example.


     1.  Election of Directors
         Nominees:  Anthony J. Cuti, Nicole S. Arnaboldi, David L. Jaffe,
                    Andrew J. Nathanson, Kevin Roberg, David W. Johnson

     FOR ALL NOMINEES                           WITHHELD FROM ALL NOMINEES
        / /                                               / /

 / / --------------------------------------------------
     FOR, except as noted above.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES.

     2.  Approval of 1997 Equity               FOR                     WITHHELD
         Participation Plan, as Amended        / /                        / /

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PLAN.


     3.  Amendment of Amended and              FOR                      WITHHELD
         Restated Certificate of               / /                        / /
         Incorporation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT.

                                              MARK HERE IF
                                              YOU PLAN TO ATTEND
                                              THE MEETING / /

                                               MARK HERE FOR
                                               ADDRESS CHANGE AND
                                               NOTE AT LEFT / /


PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY

Signature               Date             Signature               Date
         --------------     ---------             --------------     --------

NOTE: Please sign exactly as name appears on this card. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                          APPENDIX 2 TO PROXY STATEMENT

                       THE 1997 EQUITY PARTICIPATION PLAN
                                       OF
                            DUANE READE HOLDING CORP.

     Duane Reade Holding Corp., a Delaware corporation, has adopted The 1997 Equity Participation Plan of Duane Reade Holding Corp. (the "Plan"), effective June 18, 1997, for the benefit of its eligible employees, consultants and directors.

     The purposes of this Plan are as follows:

     (1) To provide an additional incentive for directors, Employees and consultants to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

     (2) To enable the Company to obtain and retain the services of directors, Employees and consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

                                   ARTICLE I.

                                   DEFINITIONS

     1.1. GENERAL. Wherever the following terms are used in this Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

     1.2. AFFILIATE. "Affiliate" with respect to any person shall mean any other person or entity directly or indirectly controlling, controlled by or under common control with, such person where "control" shall have the meaning given such term under Rule 405 of the Securities Act.

     1.3. AWARD LIMIT. "Award Limit" shall mean 4,000,000 shares of Common Stock, as adjusted pursuant to Section 10.3.

     1.4. BOARD. "Board" shall mean the Board of Directors of the Company.

     1.5. CODE. "Code" shall mean the Internal Revenue Code of 1986, as amended.

     1.6. COMMITTEE. "Committee" shall mean the Compensation Committee of the Board, or another committee of the Board, appointed as provided in Section 9.1.

     1.7. COMMON STOCK. "Common Stock" shall mean the Class B common stock of the Company, par value $.01 per share.

     1.8. COMPANY. "Company" shall mean Duane Reade Holding Corp., a Delaware corporation.

     1.9. DEFERRED STOCK. "Deferred Stock" shall mean Common Stock awarded under
Article VII of this Plan.

     1.10. DIRECTOR. "Director" shall mean a member of the Board.

     1.11. DIVIDEND EQUIVALENT. "Dividend Equivalent" shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Article VII of this Plan.

     1.12. EMPLOYEE. "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

     1.13. EXCHANGE ACT. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     1.14. FAIR MARKET VALUE. "Fair Market Value" of a share of Common Stock as of a given date shall be (i) the average closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), over the thirty trading days immediately preceding the date of determination, or (ii) if Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, the average mean between the closing representative bid and asked prices for the Common Stock over the thirty trading days immediately preceding the date of determination as reported by Nasdaq or such successor quotation system or (iii) if Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the fair market value of a share of Common Stock determined, without regard to any minority discount or control premium, in good faith by the Committee or as otherwise specified pursuant to any Option Agreement.

     1.15. GRANTEE. "Grantee" shall mean an Employee or consultant granted a Performance Award, Dividend Equivalent, Stock Payment or Stock Appreciation Right, or an award of Deferred Stock, under this Plan.

     1.16. INCENTIVE STOCK OPTION. "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

     1.17. INDEPENDENT DIRECTOR. "Independent Director" shall mean a member of the Board who is not an Employee of the Company.

     1.18. INDEPENDENT THIRD PARTY. "Independent Third Party" shall mean any entity other than (i) the Company, (ii) DLJ or (iii) any Affiliate or Subsidiary of either the Company of DLJ.

     1.19. NON-QUALIFIED STOCK OPTION. "Non-Qualified Stock Option" shall mean an Option which is not designated as an Incentive Stock Option by the Committee.

     1.20. OPTION. "Option" shall mean a stock option granted under Article III of this Plan. An Option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; PROVIDED, HOWEVER, that Options granted to Independent Directors and consultants shall be Non-Qualified Stock Options.

     1.21. OPTIONEE. "Optionee" shall mean an Employee, consultant or Independent Director granted an Option under this Plan.

     1.22. PERFORMANCE AWARD. "Performance Award" shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article VII of this Plan.

     1.23. PLAN. "Plan" shall mean The 1997 Equity Participation Plan of Duane Reade Holding Corp.

     1.24. QDRO. "QDRO" shall mean a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

     1.25. RESTRICTED STOCK. "Restricted Stock" shall mean Common Stock awarded under Article VI of this Plan.

     1.26. RESTRICTED STOCKHOLDER. "Restricted Stockholder" shall mean an Employee or consultant granted an award of Restricted Stock under Article VI of this Plan.

     1.27. RULE 16B-3. "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

     1.28. SALE OF THE COMPANY. "Sale of the Company" shall mean the consummation of one of the following events:

          (a) any Independent Third Party is or becomes the Beneficial Owner (as defined below), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities. For purposes of this Plan, the term "Beneficial Owner" shall have the meaning given to such term in Rule 13d-3 under the Exchange Act;

          (b) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation (or other entity), other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; PROVIDED, HOWEVER, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 25% of the combined voting power of the Company's then outstanding securities shall not constitute a Sale of the Company; or

     (c) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

     1.29. SECTION 162(M) PARTICIPANT. "Section 162(m) Participant" shall mean any Employee so designated by the Committee and whose compensation for the fiscal year in which the Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

     1.30. STOCK APPRECIATION RIGHT. "Stock Appreciation Right" shall mean a stock appreciation right granted under Article VIII of this Plan.

     1.31. STOCK PAYMENT. "Stock Payment" shall mean (i) a payment in the form of shares of Common Stock, or (ii) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to a Employee or consultant in cash, awarded under Article VII of this Plan.

     1.32. SUBSIDIARY. "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     1.33. TERMINATION OF CONSULTANCY. "Termination of Consultancy" shall mean the time when the engagement of an Optionee, Grantee or Restricted Stockholder as a consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Committee, in its sole discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

     1.34. TERMINATION OF DIRECTORSHIP. "Termination of Directorship" shall mean the time when an Optionee who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

     1.35. TERMINATION OF EMPLOYMENT. "Termination of Employment" shall mean the time when the employee-employer relationship between an Optionee, Grantee or Restricted Stockholder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) a termination where there is a simultaneous reemployment or continuing employment of such Optionee, Grantee or Restricted Stockholder by the Company or any Subsidiary, (ii) at the sole discretion of the Committee, a termination which results in a temporary severance of the employee-employer relationship, and (iii) at the sole discretion of the Committee, a termination which is followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Committee, in its sole discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; PROVIDED, HOWEVER, that, with respect to Incentive Stock Options, unless otherwise determined by the Committee in its sole discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Code Section. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

                                   ARTICLE II.

                             SHARES SUBJECT TO PLAN

     2.1. SHARES SUBJECT TO PLAN.

     (a) The shares of stock subject to Options, awards of Restricted Stock, Performance Awards, Dividend Equivalents, awards of Deferred Stock, Stock Payments or Stock Appreciation Rights shall be Common Stock, initially shares of the Company's Class B Common Stock, par value $.01 per share. The aggregate number of such shares which may be issued upon exercise of such Options, rights or awards under the Plan shall not exceed eleven million (11,000,000). The shares of Common Stock issuable upon exercise of such Options, rights or awards may be either previously authorized but unissued shares or treasury shares.

     (b) The maximum number of shares which may be subject to Options, awards of Restricted Stock, Performance Awards, Dividend Equivalents, awards of Deferred Stock, Stock Payments or Stock Appreciation Rights granted under the Plan to any individual in any calendar year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled shall continue to be counted against the Award Limit and if, after grant of an Option, the price of shares subject to such Option is reduced, such adjustment shall be treated as a cancellation of such Option and a grant of a new Option and both the Option deemed to be canceled and the Option deemed to be granted shall be counted against the Award Limit. Furthermore, to the extent required by Section 162(m) of the Code, if, after grant of a Stock Appreciation Right, the base amount on which stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Company's Common Stock, such adjustment shall be treated as a cancellation of such Stock Appreciation Right and a grant of a new Stock Appreciation Right and both the Stock Appreciation Right deemed to be canceled and the Stock Appreciation Right deemed to be granted shall be counted against the Award Limit.

     2.2. ADD-BACK OF OPTIONS AND OTHER RIGHTS. If any Option, or other right to acquire shares of Common Stock under any other award under this Plan, expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by this Plan, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section
2.1. Furthermore, any shares subject to Options or other awards which are adjusted pursuant to Section 10.3 and become exercisable with respect to shares of stock of another corporation shall be considered canceled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section
2.1. Shares of Common Stock which are delivered by the Optionee or Grantee or withheld by the Company upon the exercise of any Option or other award under this Plan, in payment of the exercise price thereof or withholding taxes thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. If any share of Restricted Stock is forfeited by a Grantee or repurchased by the Company pursuant to Section 6.6 hereof, such share may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

                                  ARTICLE III.

                               GRANTING OF OPTIONS

     3.1. ELIGIBILITY. Subject to the Award Limit, any Employee or consultant selected by the Committee pursuant to Section 3.4(a)(i) and any Independent Director selected by the Board pursuant to Section 3.4(b)(i) shall be eligible to be granted an Option.

     3.2. DISQUALIFICATION FOR STOCK OWNERSHIP. No person may be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

     3.3. QUALIFICATION OF INCENTIVE STOCK OPTIONS. No Incentive Stock Option shall be granted to any person who is not an Employee.

     3.4. GRANTING OF OPTIONS

     (a) The Committee shall from time to time, in its sole discretion, and subject to applicable limitations of this Plan:

          (i) Select from among the Employees and consultants (including Employees or consultants who have previously received Options or other awards under this Plan) such of them as in its opinion should be granted Options;

          (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected Employees or consultants;

          (iii) Subject to Section 3.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in
     Section 162(m)(4)(C) of the Code; and

          (iv) Determine the terms and conditions of such Options, consistent with this Plan; PROVIDED, HOWEVER, that the terms and conditions of Options intended to qualify as performance-based compensation as described in
     Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

     (b) The Board shall from time to time, in its sole discretion, and subject to applicable limitations of this Plan:

          (i) determine which Independent Directors (including Independent Directors who have previously received Options or other awards under this
     Plan) such of them as in its opinion should be granted Options;

          (ii) determine the number of shares to be subject to such Options granted to the selected Independent Directors; and

          (iii) determine the terms and conditions of such Options, consistent with this Plan.

     (c) Upon the selection of a Employee, consultant or Independent Director to be granted an Option, the Committee (or Board) shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee (the Board, with respect to Independent Directors) may, in its sole discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option that the Employee, consultant or Independent Director surrender for cancellation some or all of the unexercised Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments or other rights which have been previously granted to him under this Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an Option price lower (or higher) than the exercise price of such surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

     (d) Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code.

                                   ARTICLE IV.

                                TERMS OF OPTIONS

     4.1. OPTION AGREEMENT. Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee (or the Board, in the case of Options granted to Independent Directors) shall determine, consistent with this Plan. Stock Option Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

     4.2. OPTION PRICE. The price per share of the shares subject to each Option shall be set by the Committee (or Board with respect to Independent Directors); PROVIDED, HOWEVER, that such price shall be no less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law, and
(i) in the case of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted; (ii) in the case of Incentive Stock Options such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code); and (iii) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

     4.3. OPTION TERM. The term of an Option shall be set by the Committee in its sole discretion; (or Board, with respect to Independent Directors) PROVIDED, HOWEVER, that, in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from such date if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee (or Board, with respect to Independent Directors) may extend the term of any outstanding Option in connection with any Termination of Employment, Termination of Consultancy or Termination of Directorship of the Optionee, or amend any other term or condition of such Option relating to such a termination.

     4.4. OPTION VESTING

     (a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee (or Board, with respect to Independent Directors) and the Committee (or Board, with respect to Independent Directors) may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. At any time after grant of an Option, the Committee (or Board, with respect to Independent Directors) may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests.

     (b) No portion of an Option which is unexercisable at Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee (or Board, with respect to Independent Directors) either in the Stock Option Agreement or by action of the Committee (or Board) following the grant of the Option.

     (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation (within the meaning of Section 422 of the Code) of the Company) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.4(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

     4.5. CONSIDERATION. In consideration of the granting of an Option, the Optionee shall agree, in the written Stock Option Agreement, to render faithful and efficient services to the Company and its Subsidiaries. Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any at any time for any reason whatsoever, with or without good cause.

     4.6. PERFORMANCE AND SUPER-PERFORMANCE OPTIONS. Notwithstanding the foregoing, attached hereto and incorporated by this reference are forms of a Non-Qualified Performance Option Agreement and a Non-Qualified Super-Performance Option Agreement that set forth certain specified terms applicable to those Options to be granted under the Plan as of June 18, 1997 that are intended to be "Performance Options" or "Super-Performance Options," respectively, as described more fully in each such form of agreement.

                                   ARTICLE V.

                               EXERCISE OF OPTIONS

     5.1. PARTIAL EXERCISE. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee (or the Board, in the case of Options granted to Independent Directors) may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

     5.2. MANNER OF EXERCISE. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

     (a) A written notice complying with the applicable rules established by the Committee (or the Board, in the case of Options granted to Independent Directors) stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion of the Option;

     (b) Such representations and documents as the Committee (or the Board, in the case of Options granted to Independent Directors), in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee or Board may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

     (c) In the event that the Option shall be exercised pursuant to Section
10.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

     (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Committee (or the Board, in the case of Options granted to Independent Directors), may in its sole discretion (i) allow a delay in payment up to thirty
(30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee or the Board; (vi) allow payment, in whole or in part, through the delivery of a notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii),
(iii), (iv), (v) and (vi). In the case of a promissory note, the Committee (or the Board, in the case of Options granted to Independent Directors) may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

     5.3. CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

     (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

     (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or Board shall, in its sole discretion, deem necessary or advisable;

     (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee (or Board, in the case of Options granted to Independent Directors) shall, in its sole discretion, determine to be necessary or advisable;

     (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee (or Board, in the case of Options granted to Independent Directors) may establish from time to time for reasons of administrative convenience; and

     (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

     5.4. RIGHTS AS STOCKHOLDERS. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

     5.5. OWNERSHIP AND TRANSFER RESTRICTIONS. The Committee (or Board, in the case of Options granted to Independent Directors), in its sole discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement or another written agreement between the Company and the Optionee may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Employee or (ii) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement.

                                   ARTICLE VI.

                            AWARD OF RESTRICTED STOCK

     6.1. ELIGIBILITY. Subject to the Award Limit, any Employee or consultant selected by the Committee may be awarded Restricted Stock.

     6.2. AWARD OF RESTRICTED STOCK

     (a) The Committee may from time to time, in its sole discretion:

          (i) Select from among the Employees and consultants (including Employees or consultants who have previously received other awards under this Plan) such of them as in its opinion should be awarded Restricted Stock; and

          (ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with this Plan.

     (b) The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; PROVIDED, HOWEVER, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

     (c) Upon the selection of a Employee or consultant to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

     6.3. RESTRICTED STOCK AGREEMENT. Restricted Stock shall be issued only pursuant to a written Restricted Stock Agreement, which shall be executed by the selected Employee or consultant and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

     6.4. CONSIDERATION. As consideration for the issuance of Restricted Stock, in addition to payment of any purchase price, the Restricted Stockholder shall agree, in the written Restricted Stock Agreement, to render faithful and efficient services to the Company and its Subsidiaries. Nothing in this Plan or in any Restricted Stock Agreement hereunder shall confer on any Restricted Stockholder any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Restricted Stockholder at any time for any reason whatsoever, with or without good cause.

     6.5. RIGHTS AS STOCKHOLDERS. Subject to Section 6.6, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 6.7, the Restricted Stockholder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in his Restricted Stock Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; PROVIDED, HOWEVER, that in the sole discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 6.6.

     6.6. RESTRICTION. All shares of Restricted Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Restricted Stock Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; PROVIDED, HOWEVER, that, except with respect to shares of Restricted Stock granted pursuant to
Section 6.10, by action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.

     6.7. REPURCHASE OF RESTRICTED STOCK. The Committee shall provide in the terms of each individual Restricted Stock Agreement that the Company shall have the right to repurchase from the Restricted Stockholder the Restricted Stock then subject to restrictions under the Restricted Stock Agreement immediately upon a Termination of Employment or, if applicable, upon a Termination of Consultancy between the Restricted Stockholder and the Company, at a cash price per share equal to the price paid by the Restricted Stockholder for such Restricted Stock; PROVIDED, HOWEVER, that the Committee in its sole discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment following a "change of ownership or control" (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Restricted Stockholder's death or disability; PROVIDED, FURTHER, that, except with respect to shares of Restricted Stock granted pursuant to Section 6.10 the Committee in its sole discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment or a Termination of Consultancy without cause or following any change in control or ownership of the Company or because of the Restricted Stockholder's retirement, or otherwise.

     6.8. ESCROW. The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Restricted Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

     6.9. LEGEND. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

     6.10. PROVISIONS APPLICABLE TO SECTION 162(M) PARTICIPANTS.

     (a) Notwithstanding anything in the Plan to the contrary, the Committee may grant Restricted Stock to a Section 162(m) Participant the restrictions with respect to which lapse upon the attainment of performance goals for the Company which are related to one or more of the following business criteria: (i) pre-tax income, (ii) operating income, (iii) cash flow, (iv) earnings per share, (v) return on equity, (vi) return on invested capital or assets, (vii) cost reductions or savings, (viii) funds from operations, (ix) appreciation in the fair market value of

Common Stock and (x) earnings before any one or more of the following items: interest, taxes, depreciation or amortization.

     (b) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to Restricted Stock which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the performance goal or goals applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various targets and amounts of Restricted Stock which may be earned for such fiscal year or other designated fiscal period or period of service and (iv) specify the relationship between performance goals and targets and the amounts of Restricted Stock to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

                                  ARTICLE VII.

                    PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS,

                         DEFERRED STOCK, STOCK PAYMENTS

     7.1. ELIGIBILITY. Subject to the Award Limit, any Employee or consultant selected by the Committee pursuant to Sections 7.2, 7.3, 7.4 or 7.5 shall be eligible to be awarded Performance Awards, Dividend Equivalents, awards of Deferred Stock, and/or Stock Payments.

     7.2. PERFORMANCE AWARDS. Any Employee or consultant selected by the Committee may be granted one or more Performance Awards. The value of such Performance Awards may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee, or may be based upon the appreciation in the market value, book value, net profits or other measure of the value of a specified number of shares of Common Stock over a fixed period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Employee or consultant.

     7.3. DIVIDEND EQUIVALENTS. Any Employee or consultant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option, Stock Appreciation Right, Deferred Stock or Performance Award is granted, and the date such Option, Stock Appreciation Right, Deferred Stock or Performance Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee. With respect to Dividend Equivalents granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code, such Dividend Equivalents shall be payable regardless of whether such Option is exercised.

     7.4. STOCK PAYMENTS. Any Employee or consultant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Fair Market Value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

     7.5. DEFERRED STOCK. Any Employee or consultant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Grantee of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the award has vested and the Common Stock underlying the award has been issued.

     7.6. PERFORMANCE AWARD AGREEMENT, DIVIDEND EQUIVALENT AGREEMENT, DEFERRED STOCK AGREEMENT, STOCK PAYMENT AGREEMENT. Each Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be evidenced by a written agreement, which shall be executed by the Grantee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

     7.7. TERM. The term of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be set by the Committee in its sole discretion.

     7.8. EXERCISE OR PURCHASE PRICE. The Committee may establish the exercise or purchase price of a Performance Award, shares of Deferred Stock, or shares received as a Stock

Payment; PROVIDED, HOWEVER, that such price shall not be less than the par value for a share of Common Stock, unless otherwise permitted by applicable state law.

     7.9. EXERCISE UPON TERMINATION OF EMPLOYMENT. A Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is exercisable or payable only while the Grantee is an Employee or consultant; PROVIDED, HOWEVER, that the Committee in its sole discretion may provide that the Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment may be exercised or paid subsequent to a Termination of Employment following a "change of control or ownership" (within the meaning of Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company; PROVIDED, FURTHER, that except with respect to Performance Awards granted pursuant to Section 7.12, the Committee in its sole discretion may provide that the Performance Awards may be exercised or paid following a Termination of Employment or a Termination of Consultancy without cause, or following a change in control of the Company, or because of the Grantee's retirement, death or disability, or otherwise.

     7.10. PAYMENT ON EXERCISE. Payment of the amount determined under Section
7.1 or 7.2 above shall be in cash, in Common Stock or a combination of both, as determined by the Committee. To the extent any payment under this Article VII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 5.3.

     7.11. CONSIDERATION. In consideration of the granting of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment, the Grantee shall agree, in a written agreement, to render faithful and efficient services to the Company and its Subsidiaries. Nothing in this Plan or in any agreement hereunder shall confer on any Grantee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without good cause.

     7.12. PROVISIONS APPLICABLE TO SECTION 162(M) PARTICIPANTS.

     (a) Notwithstanding anything in the Plan to the contrary, the Committee may grant any performance or incentive awards described in Article VII to a Section 162(m) Participant that vest or become exercisable or payable upon the attainment of performance goals for the Company which are related to one or more of the following business criteria: (i) pre-tax income, (ii) operating income,
(iii) cash flow, (iv) earnings per share, (v) return on equity, (vi) return on invested capital or assets, (vii) cost reductions or savings, (viii) funds from operations, (ix) appreciation in the fair market value of Common Stock and (x) earnings before any one or more of the following items: interest, taxes, depreciation or amortization.

     (b) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to performance or incentive awards described in Article VII which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the performance goal or goals applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various targets and bonus amounts which may be earned for such fiscal year or other designated fiscal period or period of service and (iv) specify the relationship between performance goals and targets and the amounts to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

                                  ARTICLE VIII.

                            STOCK APPRECIATION RIGHTS

     8.1. GRANT OF STOCK APPRECIATION RIGHTS. A Stock Appreciation Right may be granted to any Employee or consultant selected by the Committee. A Stock Appreciation Right may be granted (i) in connection and simultaneously with the grant of an Option, (ii) with respect to a previously granted Option, or (iii) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with this Plan as the Committee shall impose and shall be evidenced by a written Stock Appreciation Right Agreement, which shall be executed by the Grantee and an authorized officer of the Company. The Committee, in its sole discretion, may determine whether a Stock Appreciation Right is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code and Stock Appreciation Right Agreements evidencing Stock Appreciation Rights intended to so qualify shall contain such terms and conditions as may be necessary to meet the applicable provisions of
Section 162(m) of the Code. Without limiting the generality of the foregoing, the Committee may, in its sole discretion and on such terms as it deems appropriate, require as a condition of the grant of a Stock Appreciation Right to an Employee or consultant that the Employee or consultant surrender for cancellation some or all of the unexercised Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, or other rights which have been previously granted to him under this Plan or otherwise. A Stock Appreciation Right, the grant of which is conditioned upon such surrender, may have an exercise price lower (or higher) than the exercise price of the surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

     8.2. COUPLED STOCK APPRECIATION RIGHTS

     (a) A Coupled Stock Appreciation Right ("CSAR") shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

     (b) A CSAR may be granted to the Grantee for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

     (c) A CSAR shall entitle the Grantee (or other person entitled to exercise the Option pursuant to this Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

     8.3. INDEPENDENT STOCK APPRECIATION RIGHTS

     (a) An Independent Stock Appreciation Right ("ISAR") shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Common Stock as the Committee may determine. The exercise price per share of Common Stock subject to each ISAR shall be set by the Committee. An ISAR is exercisable only while the Grantee is an Employee or consultant; provided that the Committee may determine that the ISAR may be exercised subsequent to Termination of Employment or Termination of Consultancy without cause, or following a change in control of the Company, or because of the Grantee's retirement, death or disability, or otherwise.

     (b) An ISAR shall entitle the Grantee (or other person entitled to exercise the ISAR pursuant to this Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

     8.4. PAYMENT AND LIMITATIONS ON EXERCISE

     (a) Payment of the amount determined under Section 8.2(c) and 8.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee. To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of Section 5.3 above pertaining to Options.

     (b) Grantees of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the sole discretion of the Board or Committee.

     8.5. CONSIDERATION. In consideration of the granting of a Stock Appreciation Right, the Grantee shall agree, in the written Stock Appreciation Right Agreement, to render faithful and efficient services to the Company and its Subsidiaries. Nothing in this Plan or in any Stock Appreciation Right Agreement hereunder shall confer on any Grantee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without good cause.

                                   ARTICLE IX.

                                 ADMINISTRATION

     9.1. COMPENSATION COMMITTEE. Prior to the Company's initial registration of Common Stock under Section 12 of the Exchange Act, the Compensation Committee shall consist of the entire Board. Following such registration, the Compensation Committee (or another committee of the Board assuming the functions of the Committee under this Plan) shall administer the Plan; PROVIDED, HOWEVER, that unless and until such Committee consists solely of two or more Independent Directors, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code, the Committee shall continue to consist of the entire Board. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

     9.2. DUTIES AND POWERS OF COMMITTEE. It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the agreements pursuant to which Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments are granted or awarded, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors. Any such grant or award under this Plan need not be the same with respect to each Optionee, Grantee or Restricted Stockholder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan.

     9.3. MAJORITY RULE; UNANIMOUS WRITTEN CONSENT. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

     9.4. COMPENSATION; PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS. Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Optionees, Grantees, Restricted Stockholders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan, Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

                                   ARTICLE X.

                            MISCELLANEOUS PROVISIONS

     10.1. NOT TRANSFERABLE.

     (a) Except as expressly provided otherwise pursuant to a written agreement between the Company and an Optionee, Grantee or Restricted Stockholder, Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution or pursuant to a QDRO, unless and until such rights or awards have been exercised, or the shares underlying such rights or awards have been issued, and all restrictions applicable to such shares have lapsed. No Option, Restricted Stock award, Deferred Stock award, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee, Grantee or Restricted Stockholder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

     (b) During the lifetime of the Optionee or Grantee, only he may exercise an Option or other right or award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a QDRO. After the death of the Optionee or Grantee, any exercisable portion of an Option or other right or award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement or other agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's or Grantee's will or under the then applicable laws of descent and distribution.

     10.2. AMENDMENT, SUSPENSION OR TERMINATION OF THIS PLAN. Except as otherwise provided in this Section 10.2, this Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company's stockholders given within twelve months before or after the action by the Board or the Committee, no action of the Board or the Committee may, except as provided in Section 10.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under this Plan, and no action of the Board or the Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. Furthermore, no modification of the Award Limit shall be effective prior to the approval of the Company's stockholders. No amendment, suspension or termination of this Plan shall, without the consent of the holder of Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, alter or impair any rights or obligations under any Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments theretofore granted or awarded, unless the award itself otherwise expressly so provides. No Options, Restricted Stock, Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments may be granted or awarded during any period of suspension or after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:

     (a) The expiration of ten years from the date the Plan is adopted by the Board; or

     (b) The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 10.4.

     10.3. CHANGES IN COMMON STOCK OR ASSETS OF THE COMPANY, ACQUISITION OR LIQUIDATION OF THE COMPANY AND OTHER CORPORATE EVENTS.

     (a) Subject to Section 10.3(e), in the event that the Committee (or the Board, in the case of Options granted to Independent Directors) determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company (including, but not limited to, a Sale of the Company), or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee's sole discretion (or in the case of Options granted to Independent Directors, the Board's sole discretion), affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, Restricted Stock award, Performance Award, Stock Appreciation Right, Dividend Equivalent, Deferred Stock award or Stock Payment, then the Committee (or the Board, in the case of Options granted to Independent Directors) shall, in such manner as it may deem equitable, adjust any or all of

          (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments may be granted under the Plan, or which may be granted as Restricted Stock or Deferred Stock (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

          (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents, or Stock Payments, and in the number and kind of shares of outstanding Restricted Stock or Deferred Stock, and

          (iii) the grant or exercise price with respect to any Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment.

     (b) Subject to Section 10.3(e), in the event of any Sale of the Company or other transaction or event described in Section 10.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee (or the Board, in the case of Options granted to Independent Directors) in its sole discretion is hereby authorized to take any one or more of the following actions whenever the Committee (or the Board, in the case of Options granted to Independent Directors) determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any option, right or other award under this Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

          (i) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of the agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the optionee's request, for either the purchase of any such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or any Restricted Stock or Deferred Stock for an amount of cash equal to the amount that could have been attained upon the exercise of such option, right or award or realization of the optionee's rights had such option, right or award been currently exercisable or payable or fully vested or the replacement of such option, right or award with other rights or property selected by the Committee (or the Board, in the case of Options granted to Independent Directors) in its sole discretion;

          (ii) In its sole discretion, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event that it cannot vest, be exercised or become payable after such event;

          (iii) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event, such option, right or award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (i) Section 4.4 or (ii) the provisions of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock;

          (iv) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event, that upon such event, such option, right or award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

          (v) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents, or Stock Payments, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future.

          (vi) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee may provide either by the terms of a Restricted Stock award or Deferred Stock award or by action taken prior to the occurrence of such event that, for a specified period of time prior to such event, the restrictions imposed under a Restricted Stock Agreement or a Deferred Stock Agreement upon some or all shares of Restricted Stock or Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 6.6 or forfeiture under Section 6.5 after such event;

     (c) Notwithstanding Sections 10.3(b), in the event of any Sale of the Company, each outstanding Performance Award, Stock Appreciation Right, Dividend Equivalent, Stock Payment, Restricted Stock, or Deferred Stock award shall, immediately prior to the effective date of the Sale of the Company, automatically become fully exercisable for all of the shares of Common Stock at the time subject to such rights or fully vested, as applicable, and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding right shall not so accelerate if and to the extent: (i) such right is, in connection with the Sale of the Company, to remain outstanding for securities of the Company following such transaction, to be assumed by the successor or survivor corporation (or parent thereof) or to be replaced with a comparable right with respect to shares of the capital stock of the successor or survivor corporation (or parent thereof) or (ii) the acceleration of exercisability of such right is subject to other limitations imposed by the Committee at the time of grant. The determination of comparability of rights under clause (i) above shall be made by the Committee, and its determination shall be final, binding and conclusive.

     (d) Subject to Sections 10.3(e) and 10.8, the Committee (or the Board, in the case of Options granted to Independent Directors) may, in its sole discretion, include such further provisions and limitations in any Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock agreement or certificate, as it may deem equitable and in the best interests of the Company.

     (e) With respect to Options, Stock Appreciation Rights and performance or incentive awards described in Article VII which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under
Section 162(m)(4)(C), no adjustment or action described in this Section 10.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code or would cause such option or stock appreciation right to fail to so qualify under Section 162(m)(4)(C), as the case may be, or any successor provisions thereto. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Committee (or the Board, in the case of Options granted to Independent Directors) determines that the option or other award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any option, right or award shall always be rounded to the next whole number.

     10.4. APPROVAL OF PLAN BY STOCKHOLDERS. This Plan has been approved by the Company's stockholders as of June 18, 1997.

     10.5. TAX WITHHOLDING. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee, Grantee or Restricted Stockholder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Option, Restricted Stock, Deferred Stock, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment. The Committee (or the Board, in the case of Options granted to Independent Directors) may in its sole discretion and in satisfaction of the foregoing requirement allow such Optionee, Grantee or Restricted Stockholder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Option or other award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

     10.6. LOANS. The Committee may, in its sole discretion, extend one or more loans to Employees in connection with the exercise or receipt of an Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment granted under this Plan, or the issuance of Restricted Stock or Deferred Stock awarded under this Plan. The terms and conditions of any such loan shall be set by the Committee.

     10.7. FORFEITURE PROVISIONS. Pursuant to its general authority to determine the terms and conditions applicable to awards under the Plan, the Committee (or the Board, in the case of Options granted to Independent Directors) shall have the right (to the extent consistent with the applicable exemptive conditions of Rule 16b-3) to provide, in the terms of Options or other awards made under the Plan, or to require the recipient to agree by separate written instrument, that
(i) any proceeds, gains or other economic benefit actually or constructively received by the recipient upon any receipt or exercise of the award, or upon the receipt or resale of any Common Stock underlying such award, must be paid to the Company, and (ii) the award shall terminate and any unexercised portion of such award (whether or not vested) shall be forfeited, if (a) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the award, or (b) the recipient at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Committee (or the Board, as applicable).

     10.8. LIMITATIONS APPLICABLE TO SECTION 16 PERSONS AND PERFORMANCE-BASED COMPENSATION. Notwithstanding any other provision of this Plan, this Plan, and any Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment granted, or Restricted Stock or Deferred Stock awarded, to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan, Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents, Stock Payments, Restricted Stock and Deferred Stock granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of this Plan, any Option, Stock Appreciation Right or performance or incentive award described in Article VII which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in
Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

     10.9. EFFECT OF PLAN UPON OPTIONS AND COMPENSATION PLANS. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary or (ii) to grant or assume options or other rights or awards otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

     10.10. COMPLIANCE WITH LAWS. This Plan, the granting and vesting of Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments granted or Restricted Stock or Deferred Stock awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan, Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

     10.11. TITLES. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

     10.12. GOVERNING LAW. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

                                      * * *

     I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Duane Reade Holding Corp. on June 18, 1997, and was approved by the Company's stockholders on June 18, 1997.

     Executed on this 18th day of June, 1997.

                                              /s/ Hyman Needleman
                                              -------------------
                                                  Secretary

                          APPENDIX 3 TO PROXY STATEMENT

                             FIRST AMENDMENT TO THE
                        1997 EQUITY PARTICIPATION PLAN OF
                                DUANE READE INC.

     Duane Reade Inc. (the "Company"), a corporation organized under the laws of the State of Delaware, by resolution of its Board of Directors (the "Board") adopted the 1997 Equity Participation Plan of Duane Reade Inc. (the "Plan"), effective as of June 18, 1997. Section 10.2 of the Plan allows the Board to amend the Plan in certain respects at any time or from time to time.

     In order to amend the Plan in certain respects, this Amendment to the Plan has been adopted by a resolution of the Board on December 15, 1998, effective as set forth herein. This amendment to the Plan, together with the Plan, constitutes the entire Plan as amended to date.

     1. AMENDMENT TO SECTION 1.14(I). Section 1.14(i) of the Plan is amended, effective as of December 15, 1998, to read in its entirety as follows:

     "(i) the average closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), over the five trading days immediately preceding the date of determination, or"

     2. AMENDMENT TO SECTION 2.1(A). Section 2.1(a) of the Plan is amended, effective as of December 15, 1998, to provide that the aggregate number of shares of Common Stock which may be issued upon the exercise of stock options or other awards under the Plan pursuant to Section 2.1(a) shall be increased from 1,321,181 shares to 1,971,181 shares; PROVIDED, HOWEVER, that the foregoing increase in the number of shares that may be issued upon exercise of stock options or other awards under the Equity Plan shall not be effective without the approval of a majority of the Company's stockholders given on or before December 15, 1999; PROVIDED, FURTHER, that if the Company's stockholders do not approve the foregoing increase prior to December 15, 1999, any stock options or other awards granted with respect to a number of shares in excess of 1,321,181 shall be void ab initio.

     3. AMENDMENT TO SECTION 2.1(B). Section 2.1(b) of the Plan is amended, effective as of December 15, 1998, to read in its entirety as follows:

     "(b) The maximum number of shares which may be subject to Options, awards of Restricted Stock, Performance Awards, Dividend Equivalents, awards of Deferred Stock, Stock Payments or Stock Appreciation Rights granted under the Plan to any individual in any calendar year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled shall continue to be counted against the Award Limit."

Dated: March 30, 1999                DUANE READE INC.

                                     By: /s/ William J. Tennant
                                        ---------------------------------------
                                        Name:  William J. Tennant
                                        Title:  Senior Vice President, Chief
                                                Financial Officer and Secretary